Exhibit 2.2
DESCRIPTION OF SECURITIES

REGISTERED UNDER SECTION 12 OF THE EXCHANGE ACT
As of December 31,

2019,

Barclays PLC (“Barclays,” the “Company,” “we,” “us,”

and “our”)

had four classes of securities registered pursuant to
Section 12(b)

of the Securities

Exchange Act of 1934

(the “Act”): our Ordinary

Shares; our American Depositary Receipts (ADRs); our Senior Debt
Securities; and our

Subordinated

Debt Securities.

A. Description

of Ordinary Shares
This summary of the general terms and provisions of

our ordinary

shares does not purport to be complete and is subject

to and qualified in its
entirety by reference

to our Articles of Association (the “Articles”),

which is incorporated

herein by reference to the Form 6

-K

filed on May 2, 2013
(Film No. 13806088).
Barclays has ordinary

shares in issue which are in registered form and are governed by the laws of England and Wales.

The shareholders of Barclays
passed an ordinary

resolution on May 2, 2019

to increase its

share capital by the creation of new shares of up to £825,000,000 in relation to any
issue of securities that automatically convert

into or are exchanged

for ordinary shares of Barclays, which authorization expires on the earlier of the
end of Barclays’ Annual

General Meeting to be held in 2020

and the close of business on June 30, 2020,

unless otherwise renewed or passed
pursuant to a separate resolution. As at December

31, 2019

there were 17,322,057,836

ordinary shares in issue,

each having a nominal value of 25
pence per share. Our ordinary

shares are admitted to trading on the London Stock Exchange

under the symbol “BARC”.
Our Articles contain provisions to the following effect:
Dividends
Subject to the provisions of the Articles and applicable legislation, Barclays at any general meeting may declare

dividends on the ordinary

shares by
ordinary

resolution, but such dividends may not exceed the amount recommended by the board of directors of Barclays (the “Board”).

The Board
may

also declare and pay

interim or final dividends if it appears they are justified by our financial position.
All unclaimed dividends payable

in respect of any share may be invested or otherwise made

use of by the Board

for the benefit of Barclays until
claimed. If a dividend is not claimed after 12 years of it becoming payable, it is forfeited and reverts to us.
Barclays operates a Scrip Dividend Programme

that enables

eligible shareholders to elect to receive new ordinary

shares issued by Barclays PLC
instead of a cash dividend.
Under the terms of the 6.278% non

-cumulative callable preference shares, Series 1 and the 4.75% non

-cumulative callable preference shares
issued by our

subsidiary, Barclays Bank PLC, if Barclays

Bank PLC does not declare and pay in full any dividend

on such preference

shares on a
dividend payment

date (or if Barclays Bank PLC declares the dividend but fails to pay it or set aside the amount of the payment in full), we may

not
declare or pay

a dividend on our ordinary

shares or redeem, purchase, reduce

or otherwise acquire any of our share capital (or set aside any sum

or
establish any sinking fund for

the redemption, purchase

or otherwise acquisition thereof) until the

earlier of the (a) the dividend payment date on
which Barclays Bank PLC next

declares and pays in full a dividend on

such preference

shares and (b) the date on or by which all of such preference shares are either redeemed

in full or purchased by or

for Barclays Bank PLC’s account.
Under the terms of the 6.86% Callable Perpetual Core Tier One Notes, the 6% Callable Perpetual

Core Tier One Notes and the 5.3304%

Step-up
Callable Perpetual Reserve Capital Instruments issued by

our subsidiary, Barclays

Bank PLC, if Barclays Bank

PLC defers a coupon

payment, we may
not declare or pay

a dividend on our ordinary

shares or redeem, purchase, reduce or otherwise acquire any of our share capital until

Barclays Bank
PLC next makes a coupon

payment in accordance

with the terms

and conditions of such instruments.
Voting
Every member

who is present in person or by proxy

or represented at any general meeting of Barclays, and who

is entitled

to vote, has one vote on
a show of hands. Every proxy

present has one vote, except that the proxy will have one vote for and one vote against a resolution if he/she has
been instructed to vote for

and against the resolution by different members or

in one direction by a member

while another member

has permitted
the proxy discretion

as to how to vote. On a poll, every member

who is present or represented

and who is entitled

to vote has one vote for every
share held. In the case of joint holders, only the vote of the senior holder (as determined by

order

in the share register) or his proxy may be counted.
If any sum payable

remains unpaid in relation to a member’s shareholding,

that member is not entitled to

vote that share or

exercise any other right
in relation to a meeting of Barclays unless the

Board

otherwise determines.
If any member,

or any other person

appearing to be interested in any of our ordinary

shares, is

served with a notice under

Section 793 of the
Companies Act 2006

(the “Companies Act”) and does not supply us with the information required in the notice,

then (unless the Board otherwise
decides, and subject to applicable law) (i) that member

shall not

be entitled to attend or vote at any

meeting of Barclays, and (ii) if the shares of the
defaulting member represent

0.25% or more

of the issued

shares of the relevant class, dividends or other monies payable on those shares shall be
retained by us

and no transfer of those shares shall

be registered (other

than certain specified “excepted transfers”). These sanctions cease to have effect seven days

after we have received

the information requested, or when

we are notified that an

“excepted transfer”

of all of the relevant shares
to a third party has occurred,

or as the Board otherwise determines.
The Articles provide

that one-third of the directors shall retire from office and not offer themselves for re-election at each annual general meeting.
In accordance

with the UK Corporate Governance

Code, all

directors, who are otherwise not retiring

from office, are subject to annual re-election by
shareholders.

Transfers
Ordinary shares may be held in

either certificated or uncertificated form. Certificated ordinary shares shall be transferred in writing in any usual or
other form approved

by the Board and executed by

or on behalf of the transferor. Transfers

of uncertificated ordinary

shares shall

be made in
accordance

with the Companies Act and Uncertificated Securities Regulations 2001,

as amended.
The Board

is not bound to register a transfer of partly paid ordinary shares, or fully paid shares in exceptional circumstances approved

by the
Financial Conduct Authority

(the “FCA”). The Board

may also decline to register an instrument of transfer of certificated ordinary shares unless (i) it

is duly stamped and deposited at the prescribed

place and accompanied

by the share certificate(s) and such other evidence as reasonably required by the Board

to

evidence right to transfer, (ii)

it is in respect of one class of shares only, and (iii)

it is in favor of a single transferee

or not more

than
four transferees (except in the

case of executors or trustees of a member).
Redemption
Subject to applicable legislation and the rights of the other shareholders,

any share may be issued on terms that it is, at our option

or the option of
the holder of such share, redeemable. The directors are

authorized to determine the terms, conditions and manner of redemption of any such
shares under

the Articles.
Calls on capital
The directors may make calls

upon the members in respect of any monies unpaid

on their shares. A person upon whom

a call

is made remains
liable even if the shares in respect of which

the call is made have been transferred.

Interest will be chargeable on any

unpaid amount

called at

a rate
determined by

the Board (of not more

than 20% per annum).
If a member

fails to pay any call in full (following notice from the Board that such failure will result in forfeiture of the relevant shares), such shares
(including any dividends

declared but not paid) may

be forfeited by a resolution of the Board, and

will become the property of Barclays. Forfeiture
shall not absolve a previous member

for amounts payable

by him/her (which may continue

to accrue interest).
Barclays also has a lien over

all of our partly paid shares for all monies payable

or called on that share and over

the debts and liabilities

of a member
to Barclays. If any monies which are the

subject of the lien remain unpaid

after a notice

from the Board

demanding

payment, we may sell such
shares.
Variation

of Rights

The rights attached to any class of shares

may be varied either with the consent in writing of the holders of at least 75% in nominal value of the
issued shares of that class (excluding

any share of that class held as treasury shares) or with the sanction of a special resolution passed at a
separate meeting of the holders of the shares of that class.
The rights of shares shall not (unless expre

ssly provided

by the rights attached to such shares) be deemed varied by the creation of further shares
ranking equally with them.
Winding Up
In the winding up of Barclays (whether

the liquidation is voluntary or by the court)

the liquidator may, on obtaining

any sanction required

by law,
divide among the members in kind the whole or any part

of the assets of Barclays, whether or not the assets consist of property of one kind or of
different kinds, and vest the whole or

any part of the assets in trustees upon such trusts for

the benefit of the members as he, with the like sanction,
shall determine. For this purpose

the liquidator may set the value he deems fair on a class or classes of property,

and may determine on the basis of
that valuation and in accordance

with the then-existing rights of members how the division is to be carried out between members or classes

of
members. The liquidator may not, however,

distribute to a member without his consent an asset to which there is attached a liability or p otential
liability for the owner.

Limitations

on Share Ownership

There are no limitations on the rights of shareholders

to own securities. In addition, there are no restrictions imposed by the Articles or (subject to the effect of any economic

sanctions that may be in force from time to time) by current

UK laws which relate to non-

residents or foreign
shareholders and which

limit

the rights of such non-

residents or foreign shareholders

to hold or (when entitled to do so) exercise voting rights on the ordinary shares.

B. Description

of American Depositary Shares
This summary of the general terms and provisions of

our American Depositary

Shares (“ADSs”) does not purport

to be complete and is subject to
and qualified in its entirety by our Form

F-6

filed on March 13, 2018

(Commission file

No. 333

-190612),

which is

incorporated

by reference,
including the exhibits thereto. In the following description,

a “Holder” is the person registered with the Depositary

(as defined below).

General
American Depositary Receipts (“ADRs”)

evidencing ADSs are issuable pursuant to a second amended

and restated deposit agreement dated
August 11,

2008,

as amended on August 14,

2013,

April 4, 2014

and March 13, 2018,

among Barclays, JP Morgan Chase Bank, N.A., as depositary
(the “Depositary”), and the Holders from time to time of ADRs (the “Deposit Agreement”).

The principal executive office of the Depositary is 1
Chase Manhattan Plaza, Floor 58, New York,

New York

10005.

Each ADS represents the right to receive four ordinary shares of Barclays. An ADR may evidence any number

of ADSs.
Voting
Upon receipt

of notice of any meeting or solicitation of consents or proxies of holders of ordinary

shares and at Barclays’ written request, the
Depositary shall, to the extent permitted by applicable laws,

mail the information in such notice to the Holders along with instructions for the voting of their respective ADSs.
Upon the written request of a Holder,

the Depositary shall endeavor,

insofar as practical, to vote or cause to be voted the amount of ordinary shares
represented

by the ADSs in accordance

with the Holder’s instructions. The Depositary shall

not vote the ordinary

shares except in accordance with
such instructions.
Holders will not be entitled to vote ordinary

shares directly.
Collecting

and Distributing Dividends

The Depositary will distribute all cash dividends or

other cash distributions that

it receives in respect

of deposited ordinary

shares to Holders, after
payment of any charges

and fees provided

for in the Deposit Agreement, in proportion to their holdings of ADSs. The cash amount distributed will be reduced

by any amounts that Barclays or the Depositary must withhold on account of taxes.
If Barclays makes a non

-cash distribution in respect of any deposited ordinary shares, the Depositary will distribute the property it receives to
Holders, after deduction

or upon

payment of any taxes,

charges and fees provided

for in the Deposit Agreement, in proportion to their holdings of
ADSs. If a distribution that Barclays makes in respect

of deposited ordinary

shares consists of a

dividend in, or free distribution of,

ordinary

shares,
the Depositary may, and

will, if Barclays requests, distribute to Holders, in proportion to their holdings of ADSs,

additional ADRs evidencing an
aggregate number

of ADSs representing the amount of ordinary shares received

as such dividend or free distribution. If the Depositary does not distribute additional ADRs, each ADS will from then forward

also represent the additional ordinary shares distributed in respect of the deposited ordinary

shares before the dividend or

free distribution. The Depositary may withhold any such distribution of ADRs if it has not received satisfactory assurances from Barclays

that such distribution does not require

registration under

the Securities

Act of 1933

(“Securities Act”)

or is
exempt from registration under

the provisions of the Securities Act.
Procedures

for Transmitting

Notices, Reports and

Proxy Soliciting Material
In addition to the procedure

s

for transmitting notices discussed above under “
Voting ,” the Depositary shall make available for inspection by
Holders, at its principal executive office and at any

other designated transfer offices, any reports

and communications, including any

proxy

material,
received from

Barclays which are both (i) received

by the Depositary or the custodian or the nominee of either of them as the holder of the ordinary shares and (ii) made generally available

by Barclays to the holders

of such ordinary

shares. If requested in writing by Barclays, the Depositary shall arrange

for the transmittal or mailing of such notices, and any other reports or communications made

generally available to holders of the ordinary
shares, to all Holders.
Sale or Exercising of Rights
If Barclays makes a distribution of rights to subscribe

for additional ordinary

shares or any other rights of any nature and

offers such rights to
holders of deposited securities, the Depositary will exercise its discretion as to the procedure

for making such rights available to Holders or of
disposing of such rights and making the net proceeds available to any Holders, in each case in proportion

to their holdings of ADSs.

If, by the terms
of the rights issue or for any other

reason, the Depositary may not make such rights available to Holders or dispose of such rights and make the net
proceeds available to Holders, the Depositary may generally

allow the rights to lapse. If the Depositary has distributed rights to all or certain
Holders, then upon the instruction of such Holders and payment of any applicable purchase price, fees, expenses and charges, the Depositary shall
exercise such rights to purchase ordinary

shares on behalf of such Holders. Ordinary shares purchased by the Depositary will

be deposited and
ADRs will be delivered to such Holders. The Depositary will not be responsible for any failure to determine that it may

be lawful or practicable to
make such rights available to Holders in general or

any Holder in particular.
Deposit or Sale of Securities

Resulting

from Dividends, Splits or Plans of Reorganization
If Barclays makes a distribution payable

at the election of the holders of ordinary

shares in either cash or additional ordinary shares that it wishes to be made available to Holders, the Depositary shall consult with Barclays to determine whether it is lawful and reasonably practicable to make such elective distribution available to Holders. The Depositary shall make such elective distribution available to Holders only if, among other things,
Barclays has timely requested

that the elective distribution is available to Holders and the Depositary shall have determined that such distribution is
reasonably practicable. If the conditions for

making the elective distribution available to Holders are satisfied, the Depositary will establish procedures

to enable Holders to elect

the receipt of either cash or additional ADSs. If the conditions for making the elective distribution available to
Holders are not satisfied, the Depositary will, to the extent perm itted by law, distribute either cash or additional ADSs to the Holders on the basis of
the same determination as is made in the local market in respect of the ordinary shares for which no election is made. There can be no assurance that Holders generally,

or any Holder

in particular, will be given the opportunity

to receive elective distributions on the same terms and conditions as the holders of ordinary

shares.
If the Depositary determines that any distribution of property,

other than cash, ordinary share

s

or rights to ordinary

shares, cannot be made
proportionately

among Holders or

if for any other reason, including any requirement that Barclays or the Depositary withhold an amount on account of taxes or other governmental

charges, the Depositary deems that

such a distribution is not feasible, the Depositary may dispose of all or part of the property

in any manner,

including by public or private sale, that

it deems equitable and practicable. The Depositary will

then distribute
the net proceeds

of any such sale (net of any fees and expenses of the Depositary provided for in the Deposit Agreement) to Holders as in the case
of a distribution received in cash.
In circumstances where the provisions

of the Deposit Agreement governing

distributions of ordinary shares do not apply, upon

any change in
nominal value, change in par value, split-up, consolidation or any other reclassification of ordinary

shares, or upon any recapitalization,
reorganization,

merger

or consolidation or sale of

assets affecting Barclays or to which it is a party,

any securities which

shall be received by the
Depositary or a custodian in exchange

for or in conversion

of or in respect of ordinary shares, shall

be treated as new ordinary

shares under the
Deposit Agreement,

and ADSs shall thenceforth represent the new ordinary

shares so received in exchange or conversion,

unless additional ADRs
are delivered. In any such case

the Depositary may execute and deliver additional ADRs as in the case of a dividend in ordinary shares, or call for the
surrender

of outstanding ADRs to be exchanged for new

ADRs specifically

describing such new ordinary

shares.
Amendment and

Termination

of the Deposit Agreement
The form of ADRs evidencing ADSs and any provisions of the

Deposit Agreement relating to those ADRs may at any time and from time to time be
amended by

agreement between

Barclays and the Depositary, without the consent of the Holders, in any respect which

Barclays may deem
necessary or advisable. Any amendment

that imposes

or increases any fees

or charges, other than taxes and other governmental

charges,
registration fees, transmission costs, delivery

costs or other such expenses, or that otherwise prejudices any substantial existing right of the
Holders, will not take effect as to

any ADRs until 30 days after notice of the amendment has been given to the Holders. Every Holder of any ADR, at
the time an amendment

becomes effective, will be deemed to continue to hold the ADR and to consent and agree to the amendment and to be

bound

by the Deposit Agreement or the ADR as amended. No amendment may impair the right of any Holder to surrender

ADRs and receive in
return the ordinary

shares represented by

the ADSs.
Whenever Barclays directs, the Depositary has

agreed to terminate the Deposit Agreement

as to

ADRs evidencing

ADSs by mailing a termination
notice to the Holders then outstanding at least 30 days before the date fixed in the notice of termination. The Depositary may likewise terminate the Deposit Agreement as to ADRs evidencing ADSs by mailing a termination notice to

Barclays and the Holders then outstanding if at any time 90
days shall have expired

since the Depositary delivered a written notice to Barclays of its election to resign and a successor depositary shall not have
been appointed and

accepted its

appointment.
If any ADRs evidencing

ADSs remain outstanding after the date of any termination, the Depositary will then: (i) discontinue the registration of transfers of those ADRs; (ii) suspend the distribution of dividends to Holders; and

(iii) not give any further

notices or perform

any further acts under
the Deposit Agreement, except those listed below,

with respect to those ADRs. The Depositary will, however,

continue to collect dividends and
other distributions pertaining to the ordinary

shares. It will also

continue to sell rights and other property

as provided in the Deposit Agreement and
deliver ordinary

shares, together with any dividends or other distributions received with respect to them and the net proceeds of the sale of any
rights or other property,

in exchange for ADRs surrendered

to it.

At any time after the expiration of six

months from the date of termination of the Deposit Agreement as to ADRs evidencing ADSs, the Depositary may sell the ordinary

shares then held. The Depositary will then hold uninvested the net proceeds of any such sales, together with any other cash then held by it under

the Deposit Agreement in respect of those ADRs, unsegregated and without liability for interest, for the pro rata benefit of the
Holders of ADRs

that have not previously been

surrendered.
Rights of Holders

to Inspect the Transfer

Books of the Depositary and the List of Holders
The Depositary will keep books for the registration and transfer of

ADRs. These books will be open for

inspection by Holders at all reasonable times.
However,

this inspection may not be for the purpose of communicating

with Holders in the interest of a

business or object other than Barclays
business or a matter related to the Deposit Agreement

or the ADRs.
Restrictions

on the

Right to Transfer or Withdraw

the Underlying Securities
As a condition precedent

to the execution and delivery, registration of transfer,

split-up, combination or

surrender

of any ADR or withdrawal of any
deposited securities, the Depositary,

custodian or

registrar may require

payment from

the depositor of ADSs or the presenter of the ADRs of

a sum
sufficient to reimburse

it for any tax or other governmental

charge and

any stock transfer or registration fee with respect thereto (including any such tax or charge

and fee with respect to ordinary shares being deposited or withdrawn)

and payment of any applicable fees as therein provided,
may require

the production

of proof satisfactory

to it as to the identity and genuineness of any signature and may also req uire compliance with any
regulations the Depositary may establish consistent with the provisions of the

Deposit Agreement.
The delivery of ADRs against deposits of ADSs generally or against deposits of particular

ADSs may be suspended, or the transfer of ADRs in
particular instances may be refused, or the registration

of transfer of outstanding ADRs generally may be suspended, during any period when

the
transfer books of the Depositary or

Barclays or those maintained by the foreign

registrar are closed, or if any such action is deemed necessary or advisable by the Depositary or Barclays at any

time or from

time to time because of any requirement of law or of any government or governmental
body or

commission, or under any

provision of the Deposit Agreement, or, as long as it would be permitted under the transfer agency rules
applicable to the Depositary,

for any other reason.

Notwithstanding the provisions of the Deposit Agreement

and the ADRs, the

surrender

of outstanding ADRs and withdrawal of ADSs may not be
suspended subject only to (i) temporary

delays caused by closing the transfer books of the Depositary or Barclays or the deposit of ADSs in connection with voting at a shareholders’ meeting, or

the payment of dividends, (ii) the payment of fees, taxes and similar charges, and

(iii)
compliance with any U.S. or foreign

laws or governmental

regulations relating to the ADRs or to the

withdrawal of the deposited

securities. Without
limitation of the foregoing,

the Depositary will not knowingly accept for depo

sit

any shares required

to be registered under

the provisions of the
Securities Act, unless a registration statement is in effect as to such shares.
Limitations

on the Depositary’s Liability
The Depositary shall not incur any liability to any Holder or beneficial owners of ADRs, if by reason of any provision

of any present or future law or
regulation of the United Kingdom,

United States or any other country,

or of any governmental or

regulatory authority or stock exchange

or
regulated market or automated

quotation system, or by reason of any provision,

present or future, of the Articles of the Company,

or by reason

of
any provision

of any securities issued or distributed by Barclays, or any

offering or

distribution thereof, or by

reason of any act of God or war or
terrorism or

other circumstances beyond

its

control, the Depositary shall be prevented or

forbidden from

or be subject to

any civil or criminal
penalty on account of doing or

performing any

act or thing which by the terms of the Deposit

Agreement

it is

provided

shall be done or performed;
nor shall the Depositary incur any liability to any Holder

or beneficial owner of any ADR by

reason of any non

-performance or delay, caused as
aforesaid, in the performance

of any act or thing which by the terms of the Deposit Agreement it is provided shall or may be done or performed,

or
by reason of any exercise of,

or failure to exercise, any discretion provided

for in the Deposit Agreement. Where, by the terms of a distribution of a dividend, or an offering

or distribution of rights, such distribution or offering may not be made available to Holders, and the Depositary may not dispose of such distribution or offering

on behalf of such Holders and make the net proceeds available to such Holders, then the Depositary shall not make such distribution or

offering, and shall allow any rights, if applicable, to lapse.
The Depositary assumes no obligation nor shall it be subject to any liability under the Deposit Agreement to any Holders

or beneficial owners of any
ADR (including, without limitation, liability with respect to the validity or worth of any deposited securities), except that it agrees to perform its
obligations specifically set forth in the Deposit Agreement

without gross negligence or bad

faith.
The Depositary shall not be under any obligation

to appear in, prosecute or defend

any action, suit

or other proceeding

in respect of any deposited
securities or in respect of the ADRs, which in its opinion

may involve it in expense or liability, unless indemnity satisfactory to it against all expense
and liability shall be furnished as often as may be required.

The Depositary shall

not be liable for any action or non

-action by it in reliance upon the

advice of or information from

legal counsel, accountants,

any person presenting

ordinary

shares for deposit, any Holder or beneficial owner

of
ADSs or any other

person believed by

it in

good faith to be competent to give such advice or information. The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal

or resignation of the Depositary, provided

that in

connection with the issue out of which such pote

ntial
liability arises the Depositary performed

its

obligations without negligence or bad

faith while

it acted as Depositary.

The Depositary shall not be responsible for any failure

to carry out any instructions to vote any of the deposited securities, or for the manner in
which any such vote is cast (provided

that any such action or nonaction is in

good faith) or the effect of any such

vote.
The Depositary shall not be liable for the failure by any

Holder or beneficial owner

to obtain the benefits of credits or refunds of non-U.S. tax paid against such Holder’s or beneficial owner’s income

tax liability. The Depositary shall not incur any liability for any tax or tax consequences that may
be incurred

by Holders or beneficial owners on

account of their ownership or disposition of the ADRs or ADSs.
The Depositary is under no obligation

to inform Holders or any

other holders of an interest

in any ADSs about the requirements of English law,

rules
or regulations or any

changes therein or thereto.
Notwithstanding anything to the contrary

set forth in the Deposit Agreement or

any ADR, the Depositary and its agents

may fully respond

to any
and all demands or requests for

information maintained by or

on its behalf

in connection with the Deposit Agreement, any

Holder(

s) or beneficial
owner(s), any

ADR or ADRs or otherwise related hereto to the extent such information is requested or required by or pursuant to any lawful
authority, including

without limitation laws, rules, regulations, administrative or judicial process,

banking, securities or other regulators.
The Depositary shall not incur any liability for the content of any information submitted to it by or

on behalf of Barclays for distribution to the
Holders or for any

inaccuracy of any translation thereof, for

any investment risk associated with acquiring

an interest in

deposited securities, for the
validity or worth

of the deposited securities, for the credit-worthiness of any third party,

for allowing any rights to lapse upon

the terms of the
Deposit Agreement

or for the failure or timeliness of any notice from Barclays.
The Depositary shall not be responsible for, and

shall incur no liability in connection

with or arising from, the insolvency of any custodian that is not a branch

or affiliate

of JPMorgan

Chase Bank, N.A.

The Depositary shall not be liable for the acts or omissions made by, or the insolvency of, any
securities depository, clearing

agency or settlement system. The Depositary shall not have

any liability for the price received

in connection with any
sale of securities, the timing thereof or any

delay in action or omission to act nor shall it be responsible for any error or delay in action, omission to
act, default or negligence

on the part of the party so retained in connection with any such sale or proposed sale.
Neither the Company

nor the Depositary nor any

of their respective agents shall be liable to

Holders or beneficial owners for

any indirect, special,
punitive or consequential damages or lost profits.

C. Description of Debt Securities
As of December 31,

2019,

we had the following series of debt securities registered pursuant to Section 12(b) of the Act, which are all listed on the
New York

Stock Exchange:
Debt
Securities
(class/
interest
rate)
Principal Interest
Payment
Dates (in
arrear)
Issue
Date
Maturity
Date
Redemption
rights
Make-
Whole
Redempti
on
Date
(3)
/
Par
Redempti
on Date
(4)
(when
applicable
)
Events of
Default
Prospectu
s
Suppleme
nt
Indenture
4.375%
Fixed Rate
Subordinat
ed Notes
due 2024
US$1,250,000,0
00
March
11 and
Septemb
er 11
Septemb
er 11,
2014
Septemb
er 11,
2024
Tax
Redemption,
(1)
Regulatory Event
Redemption
(2)
Notice Period: Not
less than 30 nor
more than 60
days’ prior

notice.
N/A Senior
Events of
Default
(5)
Prospectu
s
Suppleme
nt dated
Septembe
r 4, 2014
Dated
Subordinat
ed Debt
Securities
Indenture
dated
September
11, 2014
3.65%
Fixed Rate
Senior
Notes due
2025
US$2,000,000,0
00
March
16 and
Septemb
er 16
March
16, 2015
March
16, 2025
Tax
Redemption
(1)
Notice Period: Not
less than 30 nor
more than 60
days’ prior

notice.
N/A Senior
Events of
Default
(5)
Prospectu
s
Suppleme
nt dated
March 9,
2015
Senior
Debt
Securities
Indenture
dated
November
10, 2014
2.875%
Fixed Rate
Senior
Notes due
2020
US$1,000,000,0
00
June 8
and
Decemb
er 8
June 8,
2015
June 8,
2020
Tax
Redemption
(1)
Notice Period: Not
less than 30 nor
more than 60
days’ prior

notice.
N/A Senior
Events of
Default
(5)
Prospectu
s
Suppleme
nt dated
June 1,
2015
Senior
Debt
Securities
Indenture
dated
November
10, 2014
5.25%
Fixed Rate
Senior
Notes due
2045
US$1,500,000,0
00
February
17 and
August
17
August
17,

2015
August
17,

2045
Tax
Redemption
(1)
Notice Period: Not
less than 30 nor
more than 60
days’ prior

notice.
N/A Senior
Events of
Default
(5)
Prospectu
s
Suppleme
nt dated
August
10, 2015
Senior
Debt
Securities
Indenture
dated
November
10, 2014
3.25%
Fixed Rate
Senior
Notes due
2021
US$1,500,000,0
00
January
12 and
July 12
January
12, 2016
January
12, 2021
Tax
Redemption
(1)
Notice Period: Not
less than 30 nor
more than 60
days’ prior

notice.
N/A Senior
Events of
Default
(5)
Prospectu
s
Suppleme
nt dated
January 5,
2016
Senior
Debt
Securities
Indenture
dated
November
10, 2014
4.375%
Fixed Rate
Senior
Notes due
2026
US$2,500,000,0
00
January
12 and
July 12
January
12, 2016
January
12, 2026
Tax
Redemption
(1)
Notice Period: Not
less than 30 nor
more than 60
days’ prior

notice.
N/A Senior
Events of
Default
(5)
Prospectu
s
Suppleme
nt dated
January 5,
2016
Senior
Debt
Securities
Indenture
dated
November
10, 2014
5.20%
Fixed Rate
Subordinat
ed Notes
due 2026
US$2,050,000,0
00
May 12
and
Novemb
er 12
May 12,
2016
May 12,
2026
Tax
Redemption,
(1)
Regulatory Event
Redemption
(2)
Notice Period: Not
less than 30 nor
N/A Dated
Subordinat
ed
Enforceme
nt Events
(7)
Prospectu
s
Suppleme
nt dated
May 5,
2016
Dated
Subordinat
ed Debt
Securities
Indenture
dated
September

Debt
Securities
(class/
interest
rate)
Principal Interest
Payment
Dates (in
arrear)
Issue
Date
Maturity
Date
Redemption
rights
Make-
Whole
Redempti
on
Date
(3)
/
Par
Redempti
on Date
(4)
(when
applicable
)
Events of
Default
Prospectu
s
Suppleme
nt
Indenture
more than 60
days’ prior

notice.
11, 2014
3.20%
Fixed Rate
Senior
Notes due
2021
US$1,350,000,0
00
February
10 and
August
10
August
10, 2016
August
10, 2021
Tax
Redemption
(1)
Notice Period: Not
less than 30 nor
more than 60
days’ prior

notice.
N/A Senior
Events of
Default
(5)
Prospectu
s
Suppleme
nt dated
August 3,
2016
Senior
Debt
Securities
Indenture
dated
November
10, 2014
Floating
Rate Senior
Notes due
2021

(3
month USD
LIBOR plus
2.11%

p.a.)
US$1,000,000,0
00
February
10, May
10,
August
10 and
Novemb
er 10
August
10, 2016
August
10, 2021
Tax
Redemption
(1)
Notice Period: Not
less than 30 nor
more than 60
days’ prior

notice.
N/A Senior
Events of
Default
(5)
Prospectu
s
Suppleme
nt dated
August 3,
2016
Senior
Debt
Securities
Indenture
dated
November
10, 2014
Floating
Rate Senior
Notes due
2023

(3
month USD
LIBOR plus
1.625%
p.a.)
US$750,000,00
0
January
10, April
10, July
10 and
October
10
January
10, 2017
January
10, 2023
Tax
Redemption,
(1)
Par Redemption
(4)
Notice Period: Not
less than 30 nor
more than 60
days’ prior

notice.
Par
Redempti
on Date:
January
10, 2022
Senior
Events of
Default
(6)
Prospectu
s
Suppleme
nt dated
January 3,
2017
Senior
Debt
Securities
Indenture
dated
November
10, 2014
3.684%
Fixed Rate
Senior
Notes due
2023
US$1,500,000,0
00
January
10 and
July 10
January
10, 2017
January
10, 2023
Tax
Redemption,
(1)
Make-Whole
Redemption,
(3)
Par
Redemption
(4)
Not
ice Period: Not
less than 15 nor
more than 60
days’ prior

notice.
Make-
Whole
Redempti
on Date:
At any
time from
and
including
July 10,
2017,

until
(but
excluding)
January
10, 2022
Par
Redempti
on Date:
January
10, 2022
Senior
Events of
Default
(6)
Prospectu
s
Suppleme
nt dated
January 3,
2017
Senior
Debt
Securities
Indenture
dated
November
10, 2014
4.337%
Fixed Rate
Senior
Notes due
2028
US$1,250,000,0
00
January
10 and
July 10
January
10, 2017
January
10, 2028
Tax
Redemption,
(1)
Make-Whole
Redemption,
(3)
Par
Redemption,
(4)
No
tice Period: Not
less than 15 nor
more than 60
days’ prior

notice.
Make-
Whole
Redempti
on Date:
At any
time from
and
including
July 10,
2017,

until
(but
excluding)
January 8,
2027
Par
Senior
Events of
Default
(6)
Prospectu
s
Suppleme
nt dated
January 3,
2017
Senior
Debt
Securities
Indenture
dated
November
10, 2014

Debt
Securities
(class/
interest
rate)
Principal Interest
Payment
Dates (in
arrear)
Issue
Date
Maturity
Date
Redemption
rights
Make-
Whole
Redempti
on
Date
(3)
/
Par
Redempti
on Date
(4)
(when
applicable
)
Events of
Default
Prospectu
s
Suppleme
nt
Indenture
Redempti
on Date:
January 8,
2027
4.950%
Fixed Rate
Senior
Notes due
2047
US$1,500,000,0
00
January
10 and
July 10
January
10, 2017
January
10, 2047
Tax
Redemption,
(1)
Make-Whole
Redemption,
(3)
Notice Period: Not
less than 15 nor
more than 60
days’ prior

notice.
Make-
Whole
Redempti
on Date:
At any
time from
and
including
July 10,
2017
Senior
Events of
Default
(6)
Prospectu
s
Suppleme
nt dated
January 3,
2017
Senior
Debt
Securities
Indenture
dated
November
10, 2014
4.836%
Fixed Rate
Subordinat
ed Callable
Notes due
2028
US$2,000,000,0
00
May 9
and
Novemb
er 9
May 9,
2017
May 9,
2028
Tax
Redemption,
(1)
Regulatory Event
Redemption,
(2)
Par Redemption
(4)
Notice Period: Not
less than 30 nor
more than 60
days’ prior

notice.
Par
Redempti
on Date:
May 7,
2027
Dated
Subordinat
ed
Enforceme
nt Events
(8)
Prospectu
s
Suppleme
nt dated
May 2,
2017
Dated
Subordinat
ed Debt
Securities
Indenture
dated May
9, 2017
3.250%
Fixed Rate
Senior
Notes due
2033
GBP1,250,000,0
00
January
17
January
17,

2018
January
17,

2033
Tax
Redemption,
(1)
Make-Whole
Redemption,
(3)
Loss Absorption,
Disqualification
Event,
Redemption,
(4)
No
tice Period: Not
less than 30 nor
more than 60
days’ prior

notice.
Make-
Whole
Redempti
on Date:
At any
time from
and
including
July 17,
2018
Senior
Events of
Default,
(6)
Senior
Enforceme
nt Events
(7)
Prospectu
s
Suppleme
nt dated
January 8,
2018
Senior
Debt
Securities
Indenture
dated
January 17,
2018
4.338%
Fixed-to-
Floating
Rate Senior
Notes due
2024
( Floating
Rate : 3
month USD
LIBOR plus
1.356%
p.a.)
Terms
provide

for
the
replaceme
nt of
LIBOR.

(9)
US$1,250,000,0
00
Fixed
Rate :
May 16
and
Novemb
er 16
each
year until
(and
including
) May
16, 2023
Floating
Rate :
August
16, 2023,
Novemb
er 16,
2023,
February
16, 2024
and May
16, 2024
May 16,
2018
May 16,
2024
Tax
Redemption,
(1)
Make-Whole
Redemption,
(3)
Par
Redemption,
(4)
Loss Absorption,
Disqualification
Event,
Redemption,
(5)
Notice Period: Not
less than 15 nor
more than 60
days’ prior

notice.
Make-
Whole
Redempti
on Date:
At any
time from
and
including
November
16, 2018,
until (but
excluding)
May 16,
2023
Par
Redempti
on Date:
May 16,
2023
Senior
Events of
Default
(6)
Senior
Enforceme
nt Events
(7)
Prospectu
s
Suppleme
nt dated
May 9,
2018
Senior
Debt
Securities
Indenture
dated
January 17,
2018

Debt
Securities
(class/
interest
rate)
Principal Interest
Payment
Dates (in
arrear)
Issue
Date
Maturity
Date
Redemption
rights
Make-
Whole
Redempti
on
Date
(3)
/
Par
Redempti
on Date
(4)
(when
applicable
)
Events of
Default
Prospectu
s
Suppleme
nt
Indenture
Floating
Rate Senior
Notes due
2024

(3
month USD
LIBOR plus
1.380%
p.a.)
Terms
provide

for
the
replaceme
nt of
LIBOR
(9)
US$1,500,000,0
00
February
16, May
16,
August
16 and
Novemb
er 16
May 16,
2018
May 16,
2024
Tax
Redemption,
(1)
Par
Redemption,
(4)
Loss Absorption,
Disqualification
Event,
Redemption,
(5)
No
tice Period: Not
less than 15 nor
more than 60
days’ prior

notice.
Par
Redempti
on Date:
May 16,
2023
Senior
Events of
Default,
(6)
Senior
Enforceme
nt Events
(7)
Prospectu
s
Suppleme
nt dated
May 9,
2018
Senior
Debt
Securities
Indenture
dated
January 17,
2018
4.972%
Fixed-to-
Floating
Rate Senior
Notes due
2029
( Floating
Rate : 3
month USD
LIBOR plus
1.902%
p.a.)
Terms
provide

for
the
replaceme
nt of
LIBOR
(9)
US$1,750,000,0
00
Fixed
Rate :
May 16
and
Novemb
er 16
each
year until
(and
including
) May
16, 2028
Floating
Rate :
August
16, 2028,
Novemb
er 16,
2028,
February
16, 2029
and May
16, 2029
May 16,
2018
May 16,
2029
Tax
Redemption,
(1)
Make-Whole
Redemption,
(3)
Par
Redemption,
(4)
Loss Absorption,
Disqualification
Event,
Redemption,
(5)
Notice Period: Not
less than 15 nor
more than 60
days’ prior

notice.
Make-
Whole
Redempti
on Date:
At any
time from
and
including
November
16, 2028,
until (but
excluding)
May 16,
2028
Par
Redempti
on Date:
May 16,
2028
Senior
Events of
Default,
(6)
Senior
Enforceme
nt Events
(7)
Prospectu
s
Suppleme
nt dated
May 9,
2018
Senior
Debt
Securities
Indenture
dated
January 17,
2018
4.610%
Fixed-to-
Floating
Rate Senior
Notes due
2023
( Floating
Rate : 3
month USD
LIBOR plus
1.40%

p.a.)
Terms
provide

for
the
replaceme
nt of
LIBOR
(9)
US$2,500,000,0
00
Fixed
Rate :
February
15 and
August
15 each
year until
(and
including
)
February
15, 2022
Floating
Rate :
May 15,
2022,
August
15, 2022,
Novemb
er 15,
2022
and
February
Novemb
er 15,
2018
February
15, 2023
Tax
Redemption,
(1)
Make-Whole
Redemption,
(3)
Par
Redemption,
(4)
Loss Absorption,
Disqualification
Event,
Redemption,
(5)
No
tice Period: Not
less than 15 nor
more than 60
days’ prior

notice.
Make-
Whole
Redempti
on Date:
At any
time from
and
including
May 15,
2019,

until
(but
excluding)
February
15, 2022
Par
Redempti
on Date:
February
15, 2022
Senior
Events of
Default,
(6)
Senior
Enforceme
nt Events
(7)
Prospectu
s
Suppleme
nt dated
November
7, 2018
Senior
Debt
Securities
Indenture
dated
January 17,
2018

Debt
Securities
(class/
interest
rate)
Principal Interest
Payment
Dates (in
arrear)
Issue
Date
Maturity
Date
Redemption
rights
Make-
Whole
Redempti
on
Date
(3)
/
Par
Redempti
on Date
(4)
(when
applicable
)
Events of
Default
Prospectu
s
Suppleme
nt
Indenture
15, 2023
Floating
Rate Senior
Notes due
2023

(3
month USD
LIBOR plus
1.43%

p.a.)
Terms
provide

for
the
replaceme
nt of
LIBOR
(9)
US$750,000,00
0
February
15, May
15,
August
15 and
Novemb
er 15
Novemb
er 15,
2018
February
15, 2023
Tax
Redemption,
(1)
Par
Redemption,
(4)
Loss Absorption,
Disqualification
Event,
Redemption,
(5)
No
tice Period: Not
less than 15 nor
more than 60
days’ prior

notice.
Par
Redempti
on Date:
February
15, 2022
Senior
Events of
Default,
(6)
Senior
Enforceme
nt Events
(7)
Prospectu
s
Suppleme
nt dated
November
7, 2018
Senior
Debt
Securities
Indenture
dated
January 17,
2018
3.932%
Fixed-to-
Floating
Rate Senior
Notes due
2025
( Floating
Rate : 3
month USD
LIBOR plus
1.610%
p.a.)
Terms
provide

for
“Benchmar
k Events”
(defined
below) that
would
trigger the
replaceme
nt of
LIBOR
(10)
US$2,000,000,0
00
Fixed
Rate :
May 7
and
Novemb
er 7 each
year until
(and
including
) May 7,
2024
Floating
Rate :
August
7, 2024,
Novemb
er 7,
2024,
February
7, 2025
and May
7, 2025
May 7,
2019
May 7,
2025
Tax
Redemption,
(1)
Make-Whole
Redemption,
(3)
Par
Redemption,
(4)
Loss Absorption,
Disqualification
Event,
Redemption,
(5)
Notice Period: Not
less than 15 nor
more than 60
days’ prior

notice.
Make-
Whole
Redempti
on Date:
At any
time from
and
including
November
7, 2019,
until (but
excluding)
May 7,
2024
Par
Redempti
on Date:
May 7,
2024
Senior
Enforceme
nt Events
(7)
Prospectu
s
Suppleme
nt dated
April 30,
2019
Senior
Debt
Securities
Indenture
dated
January 17,
2018
5.088%
Fixed-to-
Floating
Rate
Subordinat
ed Notes
due 2030
( Floating
Rate : 3
month USD
LIBOR plus
3.054%
p.a.)
Terms
provide

for
“Benchmar
k Events”
(defined
below) that
would
trigger the
replaceme
US$1,500,000,0
00
Fixed
Rate :
June 20
and
Decemb
er 20
each
year until
(and
including
) June
20, 2029
Floating
Rate :
Septemb
er 20,
2029,
Decemb
er 20,
2029,
March
20, 2030
June 20,
2019
June 20,
2030
Tax
Redemption,
(1)
Regulatory Event
Redemption,
(2)
Par Redemption
(4)
Notice Period:
Not less than 30
nor more

than 60
days’ prior

notice.
Par
Redempti
on Date:
June 20,
2029
Dated
Subordinat
ed
Enforceme
nt Events
(8)
Prospectu
s
Suppleme
nt dated
June 13,
2019
Dated
Subordinat
ed Debt
Securities
Indenture
dated as of
May 9,
2017

Debt
Securities
(class/
interest
rate)
Principal Interest
Payment
Dates (in
arrear)
Issue
Date
Maturity
Date
Redemption
rights
Make-
Whole
Redempti
on
Date
(3)
/
Par
Redempti
on Date
(4)
(when
applicable
)
Events of
Default
Prospectu
s
Suppleme
nt
Indenture
nt of
LIBOR
(10)
and June
20, 2030
(1)

Tax Redemption

means that we have the right to redeem any series of debt securities on the terms described below under

“
Tax

Redemption
.”
(2)

Regulatory Event Redemption

means that we have the right to redeem any series of Dated Subordinated

Debt Securities

on the terms described
below under

“
Regulatory

Event Redemption
.”
(3)

Make-Whole Redemption

means that we

have the right to redeem

certain series of debt securities on the terms described below under clause (i)
of “ Optional Redemption .”
(4)

Par Redemption

means that we have the right to redeem certain series of debt securities on the terms described below under clause (ii) of
“ Optional Redemption
.”

(5)

Loss Absorption

Disqualification

Event Redemption means that we have the right to

redeem certain series of Senior Debt Securities on the terms described below under

“
Loss Absorption Disqualification Event Redemption .”
(6)

Senior Events of Default means that the events of default described below under

“
Senior Events

of Default
” are applicable to the relevant

series of
debt securities.

(7)

Senior Enforcement

Events means that the

enforcement

events and remedies described below under

“
Senior Enforcement Events ” are applicable
to the relevant series of debt securities.

(8)

Dated Subordinated Enforcement

Events means that

the enforcement

events and remedies described below under

“
Dated Subordinated
Enforcement Events
”

are applicable to the relevant

series of debt securities.
(9)

The terms of the applicable series of debt securities provide substituted interest rates when LIBOR is

temporarily or

permanently unavailable as
described under

“
LIBOR Replacement. ”
(10)

The terms of the applicable series of debt securities specify certain “Benchmark

Events” that would trigger substitution of LIBOR when LIBOR is temporarily or

permanently unavailable, as defined and described below

under “
LIBOR Replacement .”

The summary set out below of the general terms and provisions of our debt securities does not purport

to be complete and is subject to

and
qualified by reference

to, all of the definitions and pro

visions

of the relevant indenture (as listed

in the table above), any

supplement

to the relevant
indenture and the form

of the instrument representing each series of debt securities. Certain terms, unless otherwise defined here, have the meaning given to them in the relevant indenture .
General
The debt securities of any series are either our

senior obligations (the “Senior Debt Securities”) or our dated subordinated obligations (the “Dated
Subordinated

Debt Securities” and, together with the

Senior Debt Securities, are referred

to herein as the “debt securities”).

Neither the Senior Debt Securities nor the Dated Subordinated

Debt Securities

are secured by

any assets or property

of Barclays or any of its
subsidiaries or affiliates (including Barclays

Bank PLC, its subsidiary).
Each series of Senior Debt Securities was issued under

an indenture, entered into between us and The Bank of New York

Mellon, London Branch, as
“Trustee” (each, a “Senior Debt Securities Indenture”).

Each series of Dated Subordinated Debt Securities was issued under an indenture,

entered
into between us and The Bank of New York

Mellon, London Branch,

as Trustee (each, a “Dated

Subordinated

Debt Securities

Indenture”).

With
respect to each series of debt securities, the relevant Senior Debt Securities

Indenture

or Dated Subordinated

Debt Securities

Indenture

(as
applicable) is set forth in the table above,

and any respective supplements thereto are referred

to in this description individually as an “indenture”
and collectively as the “indentures.” The terms of the debt securities include those stated in the relevant indenture and any supplemen

ts thereto,
and those terms made part of the relevant indenture

by reference

to the U.S.

Trust Indenture

Act of 1939,

as amended (the “Trust Indenture

Act”).
Each series of debt securities listed in the table above was issued pursuant to an effective registration statement and a related

prospectus and
prospectus supplement setting

forth the terms of the relevant series of debt securities.
The indentures do not limit the amount of debt securities that we may issue. Unless otherwise provided

in the terms

of a series of debt securities, a
series may be reopened,

without notice to or consent of any holder of outstanding debt securities, for issuances of additional debt securities of that series. The debt securities of each series and any additional new debt securities of the same series would be treated as a single series for all
purposes under

the relevant indenture.

Holders of debt securities have no voting rights except as described below under

“
Modification and Waiver, ” “ Senior Events of Default, ” “ Dated
Subordinated Enforcement Events

and Remedies,
” and “ Limitation on Suits .”
The debt securities are not subject to any sinking fund.
Interest

As of December 31,

2019,

we had three categories of registered Senior Debt Securities: (i) fixed rate Senior Debt Securities; (ii) floating rate Senior
Debt Securities (“Floating Rate Notes”); and (iii) fixed-to-floating rate Senior

Debt Securities; and two categories of registered Dated Subordinated
Debt Securities: (i) fixed rate Dated Subordinated

Debt Securities (together with the fixed rate Senior Debt Securities, the “Fixed Rate Notes”) and fixed-to-floating rate Dated Subordinated

Debt Securities

(together with the fixed-to-floating rate Senior Debt Securities,

the “Fixed-to-Floating
Rate Notes”). The relevant interest rates, interest rate

amounts and interest payment dates of the debt securities are set out in the table above.
Interest on the Fixed Rate Notes (including the fixed rate

interest period of the Fixed-to-Floating Rate Notes) is computed on the basis of

a 360

-day
year of twelve 30

-day months, and, in the case of the Floating Rate Notes (including the floating rate interest period of the Fixed-to-Floating Rate
Notes), on the basis of the actual number

of days in each floating rate interest period and a 360-day

year during

any floating rate interest period.
For the 3.250%

Fixed Rate Senior Notes due 2033,

where interest is to be calculated in respect of a period which is equal to or shorter than an interest period, interest will be calculated on the basis of the actual number of days in the relevant period, from

and including the last date

on which
interest was paid on such debt securities, to, but excluding,

the next date on which interest falls due, divided by the number of days in the interest
period in which the relevant period

falls (including the first such day but excluding the last). This payment convention is referred to as
ACTUAL/ACTU

AL (ICMA), defined based on the definition in the International Capital Market Association Primary Market Handbook.
Payments
Payment of principal of and interest

on the debt securities, so long as the debt securities are represented by global securities, are made in
immediately available funds. If any scheduled fixed rate

interest payment date is not a Business Day (as defined

below), we will pay interest on

the
next succeeding Business Day,

but interest on that payment will not accrue during

the period fro

m

and after the scheduled fixed rate interest
payment date. If any scheduled

floating rate interest payment date, other than the maturity date, would fall on a day that is not a Business Day,

the
floating rate interest payment

date will be postponed to the next succeeding Business Day,

except that if that Business Day falls in the next
succeeding calendar month,

the floating rate interest payment date will be the immediately preceding

Business Day.
Payments in respect of debt securities denominated

in U.S. dollars are made to holders of record

on the close of business

on the Business Day
immediately preceding

each interest payment date (or, if the debt securities are held in definitive form, the 15 th

Business Day preceding

each
interest payment date). Beneficial interests

in the global securities denominated in U.S. dollars trade in the same-day funds settlement system of
DTC, and secondary

market trading activity in such interests will therefore settle in same-day funds. A “Business Day” means any weekday

other
than one on which banking

institutions are authorized or obligated by

law or executive order

to close in

London, England

or The City of New York,
United States.
With respect to the 3.250%

Fixed Rate Senior Notes due 2033,

which are denominated

in sterling (the “Sterling-denominated Notes”), payment of
principal and interest payments in respect

of this series of debt securities are payable in sterling to holders of record on the close of business

(in the
relevant Clearing System) on the Clearing System

Business Day (each, as defined below) immediately preceding

each interest payment date (or, if
these debt securities are held in definitive form,

the 15th Business Day preceding

each interest payment date).

With respect to the Sterling-denominated

Notes, “Clearing

Systems” means Clearstream Banking

S.A. (“Clearstream”)and/or Euroclear

SA/NV
(“Euroclear”), and shall include any successor clearing systems;

and “Clearing System Business Day” means a day

on which each Clearing System
for which any global

certificate is being held is open for business.

Beneficial interests in the Sterling-denominated

Notes trade in accordance with the normal rules and operating procedures of Clearstream,
Luxembourg

and/or Euroclear, and secondary

market trading activity

in such interests will be settled using the procedures

applicable to
conventional eurobonds

in same-day funds.
If sterling is unavailable to us due to the imposition of exchange controls or other

circumstances beyond

our control or is no longer used for the
settlement of transactions by

public institutions within the international banking community,

then all payments in

respect of the Sterling-
denominated Notes will be made in U.S. dollars until sterling is again available to us or so used. The amount payable

on any date in sterling will be
converted

into U.S.

dollars at the Market Exchange

Rate (as defined below) as of the close of business on the second Business Day prior to the
relevant payment date or,

if such Market Exchange

Rate is not then available, on the basis of the then most recent U.S. dollar/sterling exchange rate available on or prior

to the second Business

Day prior to the relevant payment

date as determined by us in our

sole discretion. “Market Exchange
Rate” means the noon buying

rate in The City

of New York

for cable transfers of sterling as certified for

customs purposes (or,

if not so

certified, as
otherwise determined) by

the Federal Reserve Bank of New York.
Any payment

in respect of the Sterling-denominated Notes so made in U.S. dollars will not constitute an event of default under the relevant
indenture or

the terms of this

series of debt securities. Neither the Trustee nor

the paying agent will be responsible for obtaining exchange

rates,
effecting currency

conversions or otherwise handling

redenominations. Holders of this

series of debt securities will be subject to foreign

exchange
risks as to payments of principal and

interest that may have important

economic and tax consequences

to them.

Floating Rate Interest – LIBOR
The Floating Rate Notes and, during

the relevant floating rate interest periods for each series of Fixed-to-Floating Rate Notes, the Fixed-to-Floating
Rate Notes, will bear interest at a floating rate, reset quarterly,

plus a certain percentage (“margin”)

per annum as set forth in the

table above.

The Bank of New York

Mellon, acting through its London branch,

as Calculation

Agent, determines the floating interest rate

for each floating rate
interest period by

reference

to the then-current three

-month U.S.

dollar London

Interbank Offered Rate (“LIBOR”) on the applicable interest
determination date. The interest determination

date for each floating rate interest period is the second London banking day (being

any day on
which dealings in U.S. dollars are transacted in the Londo

n

interbank market) preceding

the applicable floating rate interest

payment date.

Calculation of LIBOR
With respect to any interest determination

date, LIBOR is the offered rate for deposits in U.S. dollars having a maturity of three months that appears
on Reuters Page LIBOR01

as of 11:00 a.m., London time, on that interest determination date. If no such rate appears on

Reuters Page LIBOR01

on
an interest determination date, LIBOR will be determined

for such interest determination date on the basis of the rates at which deposits in U.S.
dollars for the period of three months are offered

to prime banks in the London interbank market by

the principal London

offices of each of four
major reference

banks in the London interbank market, as selected and identified by us (the “reference banks”), on that interest determination date
and in a principal amount that is representative for a

single transaction in U.S. dollars in that market at that time. If at least two such quotations are provided,

LIBOR on such interest determination date will be the arithmetic mean of those quotations. If fewer than two such quotations are provided,

LIBOR on such interest determination date will be the arithmetic mean of the rates quoted at approximately 11:00

a.m., in

the City of New
York,

on the interest determination date by three major banks in The City of

New York,

selected and identified by us, for loans in U.S. dollars to
leading European

banks, for a period of three months, commencing

on the related interest reset

date, and in a principal amount that is
representative for a single transaction in

U.S. dollars in that market at that time. If at least two such rates are so provided, LIBOR on

the interest
determination date will be the arithmetic mean of such rates. If fewer than two such rates are so provided,

LIBOR on the interest determination date
will be equal to LIBOR in effect with respect to the

immediately preceding interest determination date.

In this section, “Reuters Page

LIBOR01” means the display that appears on Reuters Page LIBOR01 or any page as may replace such page

on such
service (or any successor service) for the purpose

of displaying London

interbank offered

rates of major banks for U.S. dollars.
LIBOR Replacement
Following the FCA’s

announcement

in July 2017

that it

will no longer persuade

or compel banks to submit rates

for the calculation of LIBOR to the
administrator of LIBOR after 2021,

the terms of certain

series of Senior Debt Securities issued from

May 2018

(listed in

the table above) include
LIBOR replacement provisions

in the event that LIBOR is, for example, discontinued or ceases to be published, such that it is no longer possible to
calculate the floating rate interest in the manner

set out above.

For those debt securities for which “Terms

provide

for the replacement of LIBOR” is indicated in the table above, the following provisions for the
replacement of LIBOR apply. In

addition, for those debt securities for which

“Terms provide

for Benchmark Events (as defined below) that would
trigger the replacem

ent of LIBOR” is also indicated in the table above, the following provisions for the replacement of LIBOR apply following the
occurrence

of a Benchmark Event.
(i)

We shall use reasonable endeavours

to appoint an Independent

Adviser to determine a Successor Rate (as

defined below) or,

alternatively, if
there is no Successor Rate, an Alternative Reference

Rate (as defined below);
(ii)

If we are unable to appoint an Independent

Adviser, or the Independent Adviser appointed

fails

to determine either a Successor Rate or
whether an Alternative Reference

Rate may be used, we may ourselves make such a

determination regarding

the applicable floating interest
rate for the affected debt securities;
(iii)

If a Successor Rate or an Alternative Reference

Rate (as applicable) is determined in accordance

with clause

(i) or (ii), such Successor Rate or
Alternative Reference

Rate (as applicable) shall be LIBOR for each of the future interest periods (subject to the subsequent ope ration of, and to
any applicable adjustment described in clause (iv) below);
provided,

however
, that

if clause

(ii) applies and we do not, or are also unable to,
determine either a Successor Rate or whether an Alternative Reference

Rate may be used, the floating interest rate applicable to the next
succeeding floating rate interest period

shall be equal to the floating interest rate last determined in relation to the affected debt securities (or,
alternatively, in

the case of the applicable series of Floating Rate Notes, if there has not been a first floating rate interest payment date in respect
of such debt securities, or in the case of the applicable series of Fixed-to-Floating Rate Notes, if there has not been a first floating rate interest
period in respect of such debt securities, the floating interest rate shall be the relevant first floating rate of interest or the fixed

interest rate, as
applicable pursuant to the prospectus

supplement for the relevant debt securities);

(iv)

If we or the Independent

Adviser (as applicable) determines that an

Adjustment Spread

(as defined below) should be applied to the Successor
or Alternative Reference

Rate (as applicable) and determines the quantum of, or a formula or methodology for determining, such Adjustment
Spread, then such Adjustment Spread shall be applied to the Successor Rate or the Alternative

Reference Rate (as applicable) and the Floating
Rate of Interest shall be the aggregate

of (a) the Successor Rate or the Alternative Reference Rate (as applicable), (b)

the Adjustment Spread,
and (c) the Margin; failing which, such Successor Rate or Alternative Reference

Rate (as applicable) will apply without an Adjustment Spread.
We or

the Independent

Adviser may also specify certain

changes to the terms of the affected debt securities including, but not limited to, the margin, relevant day count, relevant

screen page, Business Day,

interest determination date and/or the definition of LIBOR, and the method for
determining the fallback rate in relation

to the affected debt securities, in order

to follow market practice in relation to the chosen Successor
Rate, the Alternative Reference

Rate (as applicable) and/or the Adjustment Spread.
The Trustee and Calculation Agent will effect

any amendment

s

to the relevant documentation

(including the indenture

and the terms of the

debt
securities) that are required

to give effect to the provisions described above.

Consent of the holders of the affected debt securities will not be required

in connection with

implementing a Successor Rate,

Alternative Reference

Rate (as applicable) and/or any Adjustment Spread

or such
other changes, including for

the execution of any documents, amendments or other

steps

by the Trustee or the Calculation Agent (if required).
We

will give prompt

notice to the Trustee, the Calculation Agent and the holders of the debt securities following the determination of any
Successor Rate, Alternative Reference

Rate (as applicable) and/or any Adjustment Spread, and

specify the effective date(s) for such Successor
Rate, Alternative Reference

Rate (as applicable) and/or any Adjustment Spread

and any consequential changes made to the provisions as described above.
Notwithstanding the above, determination of any Successor Rate,

Alternative Reference Rate or

any Adjustment Spread, and any other related
changes to the debt securities, shall be made in accordance

with the relevant Capital Regulations (if applicable), as defined in the prospectus supplement for the relevant series of debt

securities.
For the purposes of this section:
“Adjustment

Spread” means a spread (which may be positive or

negative) or formula

or methodology for calculating a spread, which the
Independent

Adviser (in consultation with us) or we, as

issuer (as applicable), determin

e

is required

to be applied to the Successor

Rate or the
Alternative Reference

Rate (as applicable) in order to reduce

or eliminate, to

the extent reasonably practicable in the circumstances, any economic prejudice or

benefit (as applicable) to

holders of the debt securities as a result of the replacement of LIBOR with the Successor Rate or the
Alternative Reference

Rate (as applicable) and is the spread, formula or methodology which:
i)

in the case of a Successor Rate, is recommended

in relation to the

replacement of LIBOR with the Successor Rate by any “Relevant Nominating
Body” (as that term is defined in the prospectus supplement for the relevant series of debt securities); or
ii)

in the case of a Successor Rate for which

no such recommendation

has been made or in the

case of an Alternative

Reference Rate, the
Independent

Adviser (in consultation with us) or we, as

issuer (as applicable) determine is recognized

or acknowledged as being in customary
market usage in international debt capital markets transactions which reference

LIBOR, where such rate has been replaced by the Successor
Rate or the Alternative Reference Rate (as

applicable); or
iii)

if no such customary market usage is recognized

or acknowledged, the Independent Adviser

(in consultation with us) or we, as

issuer, in
its/our discretion (as applicable), determine (acting in good faith and in a commercially reasonable manner)

to be appropriate;
“Alternative

Reference Rate” means the rate

that the Independent

Adviser or we, as issuer

(as applicable) determine has replaced LIBOR in
customary market usage in the international debt capital markets for the purposes of determining rates of interest in respect of bonds denominated
in U.S. dollars and of a comparable

duration to the relevant floating rate interest period, or,

if the Independent

Adviser or we, as issuer

(as
applicable) determine that there is no such rate, such other rate as the

Independent

Adviser or we, as issuer

(as applicable) determines in its/our
discretion (acting in good

faith and in a

commercially reasonable manner)

is most

comparable

to LIBOR;
“Benchmark Event” means:
●

LIBOR has ceased to be published on

the relevant screen page as a result of such benchmark

ceasing to be calculated or administered; or
●

a public statement by the administrator of LIBOR that it has ceased, or will cease, publishing such reference

rate permanently or indefinitely (in
circumstances where no successor administrator has been appointed that will continue publication of such reference rate); or
●

a public statement by the supervisor of the administrator of LIBOR that such reference rate has been or will be permanently or indefinitely
discontinued; or
●

a public statement by the supervisor of the administrator of LIBOR as a consequence of which such reference

rate will

be prohibited

from being
used or that its use will be subject to restrictions or adverse consequences either generally,

or in respect of the debt securities; or
●

a public statement by the supervisor of the administrator of LIBOR that,

in the view of such supervisor, such reference

rate is no longer
representative of an underlying

market or the methodology to calculate such reference rate has materially changed; or
●

it has or will become unlawfu

l

for the Calculation Agent or us to calculate any payments due to be made to any holder of the debt securities
using LIBOR (including, without limitation, under

the Benchmark Regulation

(EU) 2016/1011,

if applicable).
“Independent

Adviser” means an independent financial institution of international repute or other independent financial adviser experienced in the
international debt capital markets, in each case appointed

by us at our own expense;
“Successor Rate” means the reference

rate (and related alternative screen page or source, if applicable) that the Independent

Adviser or we, as
issuer (as applicable) determines is a successor to or replacement of LIBOR which is formally recommended

by any Relevant Nominating Body.
Ranking

Senior Debt Securities
Our Senior Debt Securities constitute our direct, unconditional, unsecured and unsubordinated

obligations ranking
pari passu

without any
preference

among themselves. In the event of our winding-

up or administration, the Senior Debt Securities

will rank
par

i

passu

with all our other
outstanding unsecured

and unsubordinated

obligations, present and future, except such obligations as are preferred by operation of law.
Dated Subordinated

Debt Securities
Our Dated Subordinated Debt Securities constitute our

direct, unsecured and

subordinated

obligations ranking
pari passu

without any preference
among themselves. In the event of our winding

-up or administration, the claims

of the Trustee, on behalf of the holders

of the Dated Subordinated
Debt Securities (but not the rights and claims of the Trustee in its personal capacity under the relevant Dated Subordinated

Debt Securities
Indenture),

and the holders of the Dated Subordinated Debt Securities against us, in respect of such Dated Subordinated Debt Securities (including any damages or other amounts

(if payable)) will:
(i)

be subordinated

to the claims of all

senior creditors (as defined below);

(ii)

rank at least
pari passu

with the claims of any subordinated

creditors of Barclays which in each case by law rank, or by their terms are
expressed to rank, pari passu

with the Dated Subordinated

Debt Securities;

and
(iii)

rank senior to Barclays’ ordinary

shares, preference shares and any junior

subordinated obligations (which may include any

of the junior
subordinate

d

obligations which are identified in the relevant prospectus supplement as “junior obligations”) or other securities which in each case either by law rank,

or by their terms are expressed to rank, junior to the Dated Subordinated

Debt Securities.
“Senior creditors” with respect to a particular series of Dated Subordinated

Debt Securities, means creditors of Barclays who are: (1)
unsubordinated

creditors; (2) subordinated creditors (whether

in the event of a

winding-

up or administration of Barclays or other

wise) other than
(x) those whose claims by law rank, or

by their terms are expressed to rank,
pari passu

with or junior to the claims of the holders of the relevant
series of Dated Subordinated

Debt Securities

or (y) any claims which are

identified in the relevant prospectus supplement as being in respect of
“Parity Obligations” or “Junior

Obligations”;

or (3) in the case of the 5.088% Fixed

-to-Floating Rate Subordinated Notes due 2030,

creditors in
respect of any secondary

non-preferential debts (as defined

in the Banks and Building Societies (Priorities on Insolvency)

Order 2018

and any other
law or regulation

applicable to Barclays which is amended by this order).

As of December 31, 2019,

the aggregate amount of outstanding
indebtedness senior to the Dated

Subordinated

Debt Securities is GBP £34,681

million.
No Set-off
For the Dated Subordinated

Debt Securities

and the Senior Debt Securities issued on or after January 3, 2017,

subject to applicable law, no holder of
debt securities may exercise any claim

or plead any right of set-off, compensation

or retention in respect of any amount owed

to it

by us in
connection with the debt securities and the relevant indenture.

By its acquisition of the debt securities, each holder and beneficial owner shall be
deemed

to have waived all such rights of set-off, compensation

or retention. No holder

of debt securities

shall be entitled to proceed directly
against us except as described

below under

“
Limitation on

Suits.
”
For the Senior Debt Securities issued prior

to 2017,

subject to applicable law, the Trustee and holders

of the debt securities by their acceptance
thereof will be deemed to have waived

any right of set-off or counterclaim

with respect to the

relevant debt

securities or the relevant indenture that
they might otherwise have against us.
Redemption
We may,

in the circumstances set out below,

redeem the debt securities prior

to their specified

maturity date. Holders of the debt securities have no
right to require us to redeem the debt securities. The debt

securities of any series to be redeemed

will also stop

bearing interest on the relevant
redemption

date. We will give prior notice of any proposed

redemption to holders of debt securities

denominated in U.S. dollars via DTC or,

in
respect of the Sterling-den

ominated Notes, via Clearstream, Luxembourg

and/or Euroclear, or,

if the

relevant debt securities are held in definitive
form, to the holders at their addresses shown

on the register for such debt securities. The notice period

required

for any proposed red

emption is

set
out in the table above.
Notwithstanding the foregoing,

for the Dated Subordinated Debt Securities and certain series of Senior Debt Securities issued on or after January

3,
2017,

we may redeem the relevant series of debt securities only if we have obtained prior

regulatory

consent for such redemption to the extent that
such consent is required

by the Capital Regulations, as defined in the prospectus supplement for the relevant series of debt securities to be
redeemed.
If we have elected to redeem

any series of debt securities but prior to the payment of the redemption amount the Relevant U.K. Resolution
Authority exercises its U.K. Bail-in Power

(see
“—Exercise of U.K. Bail-in Power”

below) in respect of the debt securities, the relevant redem ption
notice shall be automatically rescinded

and shall be of no force and effect, and no payment

of the redemption amount

will be due and payable.

Tax

Redemption

We have

the right to redeem any series of debt securities, in whole but not in part, at a redemption price equal to 100% of their principal amount
together with any accrued

but unpaid interest,

if any, upon

the occurrence

of certain events related to

taxation as described in the relevant
prospectus supplement.

If, as a result of a change

in, or

amendment to, the tax laws or regulations of the United Kingdom

(or any political subdivision or authority thereof or
therein that has the power

to tax) (a “Taxing Jurisdiction”), including any treaty to which the relevant Taxing

Jurisdiction is a party, or a

change in
an official application of those tax laws or regulations, including a decision of any court or

tribunal, which becomes effective on or after the date on
which the debt securities are issued (or, in the

case of additional securities of the same series, the date on which the original securities are issued), we: (i) become

obligated to pay holders any additional amounts (as described below under “
Payment of Debt Security Additional Amounts ”); (ii)
would not be entitled to claim a deduction in respect of any payments in computing our

taxation liabilities

or the amount of the deduction

would
be materially reduced; or

(iii) are unable to have losses or deductions set against the profits or gains, or profits or gains offset by the losses or deductions, of companies with which we are or would

otherwise be so grouped

for applicable United Kingdom tax purposes (each such change in law or regulation

or the official application thereof, a “Tax Event”), we may

redeem the affected series of debt securities.

In addition, in respect of the 3.250% Fixed Rate Senior

Notes due 2033,

4.338% Fixed

-to-Floating Rate Senior Notes due 2024,

4.972%

Fixed-to-
Floating Rate Senior Notes due 2029,

Floating Rate Senior Notes

due 2024,

4.610%

Fixed-to-Floating Rate Senior Notes due 2023,

Floating Rate
Senior Notes due 2023

(3 month USD LIBOR plus 1.43%

p.a.) and 3.932%

Fixed-to-Floating Rate Senior Notes due 2025,

we may also, at

our
option, redeem such series of debt securities, in whole but not in part, if we are required to

issue definitive certificated notes in the events specified
under the relevant prospectus

relating to the termination of a global security and, as a result, we become obligated to pay holders any additional
amounts (as described below

under “
Payment of Debt Security Additional Amounts ”).
We may also

redeem the 5.088%

Fixed-to-Floating Rate Subordinated Notes due 2030

if, as

a result of a Tax Event, we become

obligated (i) to treat
such debt securities or any part thereof as a derivative

or an embedded

derivative for United Kingdom tax purposes; or (ii) to bring into account a taxable credit if the principal amount of such debt securities were written down or

converted.

Optional Redemption
We have

the right to redeem certain series of debt securities (as specified in the table above),

at our option (i) in whole or in part, at any time during
a fixed period specified in the prospectus

supplement for the series of debt securities to be redeemed, at a redemption price equal to the higher of
(a) 100%

of the principal amount of such debt securities to be redeemed and (b)

as determined by the Determination Agent (as defined below), the sum of the present values of the principal (discounted

from the date of the Par Redemption

specified in the

relevant prospectus supplement (the
“Par Redemption

Date”)) and remaining payments of interest to be made on any scheduled fixed rate interest payment date to the Par

Redemption
Date for the debt securities to be

redeemed

(not including accrued but unpaid

interest, if

any, on the principal amount

of the debt securities)
discounted to the redemption date on a semi-annual basis (assuming a 360

-day year consisting of twelve 30-day

months) at the then-current
Treasur

y

Rate (as defined below) plus a specified margin, together with, in either case of (a) or (b)

above, accrued

but unpaid interest,

if any, on the
principal amount of the debt securities to be redeemed

to (but excluding) the redemption

date (the “Make-Whole Redemption”); and/or (ii) in
whole but not in part, on the Par Redemption

Date for the series of debt securities

to be redeemed,

at a redemption price

equal to 100% of their
principal amount together

with accrued but unpaid interest, if any.
The Treasury

Rate shall be calculated by the Determination Agent on the third Business Day preceding the redemption date. In determining

the
Treasury

Rate, the below terms have the following meaning:
“Treasury Rate” means,

with respect to the redemption date, the rate per annum

equal to: (1) the yield,

under the heading

which represents the
average for

the week immediately prior to the calculation date, appearing in the most recently published statistical release designated “H.15”,

or
any successor publication that is published by the Board

of Governors

of the Federal Reserve System that establishes yields on actively traded U.S.
Treasury

securities adjusted to constant maturity, under

the caption “Treasury Constant Maturities”, for

the maturity most closely correspondin

g

to
the Par Redemption Date of the debt securities being redeemed

(if no maturity is within three months before or after the Par Redemption

Date of
the debt securities to be redeemed, yields for the two published maturities most closely corresponding

to the Comparable Treasury Issue shall be
determined and the Treasury

Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month); or
(2) if such release (or any successor release) is not

published durin

g

the week immediately prior to the calculation

date or does not contain such
yields, the rate per annum

equal to the semi-annual equivalent yield to maturity of the Comparable Treasury

Issue, calculated

using a price for the
Comparable

Treasury

Issue (expressed as a

percentage of its principal amount)

equal to the Comparable Treasury

Price for such redemption

date;
provided

that, if the

period from

the redemption date to the Par Redemption

Date is

less than one year,

the weekly average

yield on actually traded
U.S. Treasury

securities adjusted to a constant maturity of one year will be used.
“Comparable Treasury

Issue” means, with respect to the redemption date, the U.S. Treasury security selected by the

Determination Agent as having
an actual or interpolated maturity comparable

with the remaining term to the Par Redemption Date of the debt securities, that would be utilized, at the time of selection and in accordance

with customary financial practice, in

pricing new issues of corporate

debt securities denominated in U.S.
dollars and of comparable

maturity to the remaining term to the Par Redemption

Date of the

debt securities.
“Comparable Treasury

Price” means, with respect to the redemption date, (i) the arithmetic average of the Reference Treasury

Dealer Quotations
for such redemption

date (calculated on the third Business Day preceding such redemption date), after excluding the highest and lowest such
Reference Treasury

Dealer Quotations,

or (ii) if fewer than five such Reference

Treasury

Dealer Quotations are received, the arithmetic average of
all such quotations, or (iii) if fewer than two such Reference

Treasury

Dealer Quotations are received, then such Reference

Treasury

Dealer
Quotation as quoted in writing to the Determination Agent by a Reference Tr

easury Dealer.
“Determination Agent” means an investment bank

or financial institution of international standing selected by Barclays and which may be an
affiliate of Barclays.

“Reference Treasury

Dealer” means each of up to five banks selected by Barclay

s

(following, where

practicable, consultation with the
Determination Agent, if applicable), or the affiliates of such banks,

which are (i) primary

U.S. government securities dealers, and their respective
successors, or (ii) market makers in pricing

corpora

te bond issues.
“Reference Treasury

Dealer Quotations” means, with respect to each Reference Treasury

Dealer and the redemption date, the arithmetic average,
as determined by

the Determination Agent, of the bid and offered prices for the applicable Compara ble Treasury Issue (expressed in each case as a
percentage of its principal amount)

at 11:00 a.m., New York

time, on the third Business Day preceding

such redemption

date.
Loss Absorption

Disqualification Event Redemption

We have

the right to redeem certain series of the senior debt securities (as specified in the table above), in whole but not in part,

at a redemption
price amount equal to 100%

of the principal amount of the debt securities being redeemed together with accrued but unpaid

interest, if

any, upon
the occurrence

of a Loss

Absorption

Regulations Event (as defined below) which

results, or would be likely to

result (in our opinion,

or the opinion
of the Prudential Regulation

Authority (“PRA”)

or any other relevant

national or European authority), in a Loss

Absorption

Disqualification Event (as
defined below) with respect to the relevant debt securities to be redeemed.

“Loss Absorption Disqualification Event” means the whole or any part of the outstanding aggregate principal

amount of the relevant debt securities
at any time being excluded

from or ceasing to count towards

our and/or the Barclays Group’s own

funds and eligible liabilities

and/or loss
absorbing

capacity, in each case for the purposes of, and in accordance with, the

relevant Capital Regulations,

provided

that a

Loss Absorption
Disqualification Event shall not occur

if such whole or part of the outstanding principal amount of the relevant debt securities is excluded from, or
ceases to count towards,

such own funds and eligible liabilities and/or loss absorbing capacity due to the remaining maturity of such debt securities being less than the period prescribed

in the prospectus supplement for the relevant debt securities.
“Loss Absorption Regulations Event” means that (i) any

Capital Regulations become

effective with respect to Barclays and/or the Barclays Group

or
(ii) there is an amendment to, or change

in, any Capital Regulations, or any change

in the official application of any Capital Regulations, which becomes effective with respect

to Barclays and/or the Barclays Group.
Regulatory

Event Redemption

If there is a change in the regulatory

classification of

the Dated Subordinated

Debt Securities that occurs on or after their issue date and that does, or would

be likely to, result in the whole or any part

of the outstanding aggregate principal amount

of such Dated Subordinated Debt Securities at
any time being excluded

from or ceasing to count towards,

the Barclays Group’s

tier 2 capital, we may, at our option, at any time, redeem

the
affected Dated Subordinated

Debt Securities, in whole but not in part, at an amount equal to 100% of their principal amount together with accrued
but unpaid interest, if any.

Payment of Debt Security Additional Amounts
We will pay

any amounts to be paid by us on

any series of debt securities without deduction or withholding for, or

on account of, any and all
present or future income, stamp and other taxes, levies,

imposts, duties, charges, fees, deductions or withholdings (“Taxes”)

now or hereafter
imposed, levied, collected, withheld or assessed by or on

behalf of a Taxing Jurisdiction, unless the deduction or withholding is required by law. If at
any time a Taxing Jurisdiction

requires us to deduct or withhold

Taxes, we will pay

the additional amounts of, or in respect of, the principal of, any premium, if any,

and any interest on, the debt securities (“Debt Security Additional Amounts”) that are necessary so that the net amounts paid to the holders, after the deduction or withholding,

shall equal

the amounts which would have been

payable had no

such deduction or

withholding
been required.

However,

certain exceptions are set forth in the

relevant prospectus

and/or prospectus

supplement for a particular series of debt
securities.
The relevant Indentures

for each series of the debt securities provide that we will not pay Debt Security Additional Amounts for Taxes that are
payable because:

(i)

the holder or the beneficial owner of the debt securities is a domiciliary, national or resident of, or engages in business or maintains a
permanent establishment or is physically present in, a Taxing

Jurisdiction requiring

that deduction or withholding, or

otherwise has

some
connection with the Taxing Jurisdiction

other than the holding or ownership

of the debt security, or the collection of any payment of, or in respect of, the principal of, any

premium or

any interest on, any debt securities of the relevant series;
(ii)

except in the case of our winding

-up in England, the relevant debt security is

presented for paym

ent in the

United Kingdom;
(iii)

the relevant debt security is presented for

payment more

than 30 days after the date payment became due

or was provided

for, whichever is
later, except to

the extent that the holder would

have been entitled to the Debt Security Additional Amounts on presenting the debt security for payment at the close of such 30

-day period;
(iv) the holder or the beneficial owner of the relevant debt securities or the beneficial owner of any payment of (or

in respect of)

principal of,
prem

ium, if

any,

or any interest on debt securities failed to make any necessary claim or to comply with any certification, identification or other
requirements concerning

the nationality, residence, identity

or connection

with the Taxing Jurisdiction of such holder or

beneficial owner, if
such claim or compliance is required

by statute, treaty, regulation

or administrative practice of the Taxing Jurisdiction as a condition to relief or exemption from

such Taxes;
(v)

such Taxes are

imposed on a payment to an individual and are required

to be made pursuant to the European Union

Directive on the taxation
of savings income, adopted on

June 3, 2003,

or any law implementing or

complying with, or introduced in order to conform to, such Directive;

(vi)

the relevant debt security is presented for

payment by

or on behalf of a holder who

would have been

able to avoid such deduction or
withholding by

presenting the relevant debt security to another paying

agent in a member state of the European

Union or elsewhere; or
(vii) if the Taxes would

not have been imposed or

would have been

excluded under one

of the preceding points

if the

beneficial owner

of, or person
ultimately entitled to obtain an interest in, the debt securities had been the holder of the debt securities.
However,

the terms of the 3.20% Fixed Rate Senior Notes due 2021,

Floating Rate Senior Notes due 2021,

3.684% Fixed Rate Senior Notes due
2023,

4.337%

Fixed Rate Senior Notes

due 2028,

4.950% Fixed Rate Senior Notes due 2047

and Floating Rate Senior Notes due 2023 (3

month
USD LIBOR plus 1.625%

p.a.) do not include the exception set out under paragraph

(v) above. The Dated Subordinated Debt Securities Indenture
dated May 9, 2017

and the Senior Debt Securities

Indenture

dated January 17,

2018

and the debt securities

issued pursuant thereto, do not include
the exceptions set out under

paragraphs

(v) and (vi) above.
Modification and Waiver
We and the Trustee may

make certain modifications and amendments to the indenture

applicable to each series of debt securities without the
consent of the holders of the debt securities. We may make

other modifications and amendments with the consent of the holder(s) of not less than, in the case of the Senior Debt Securities, a majority of, or in the case of the Dated Subordinated

Debt Securities, 66

2
⁄
3
% in aggregate principal
amount of the debt securities of the series outstanding under the applicable indenture that are affected by the modification or amendment.
However,

we may not make any modification or amendment

without the consent of the holder of each affected debt security that would:
●

change the terms of any debt security to change the stated maturity date of its principal amount;
●

change the principal amount

of, or any premium,

or rate of interest, with respect to any debt security;
●

reduce the amount of principal

on a discount debt security that would be due and payable

upon an acceleration of the maturity date of any
series of debt securities;
●

change our

obligation, or any successor’s, to pay Debt Security Additional Amounts;
●

change the places at which payments are payable

or the currency

of payment;
●

impair the right to sue for the enforcement

of any payment due and

payable;
●

reduce the percentage

in aggregate principal amount

of outstanding debt securities of

the series necessary to modify or amend the relevant
indenture or

to waive compliance with certain provisions of the relevant indenture and any past event of default or enforcement

event (in each
case, as defined in the relevant indenture);
●

change our

obligation to maintain an office or agency in the place and for the purposes specified in the relevant indenture;
●

modify the subordination

provisions, if any, or the terms and conditions of our

obligations in respect of the due and punctual payment

of the
amounts due and payable

on the debt securities, in either case in a manner adverse to the holders; or
●

modify the foregoing

requirements

or the provisions of the relevant indenture relating to the waiver of any past event of default or enforcement event (in each case, as defined in the relevant indenture)

or covenants, except as otherwise specified.
Unless the relevant prospectus

supplement provides

otherwise, in addition, any variations in the terms

and conditions of Dated Subordinated

Debt
Securities of any series, including modifications relating to the subordination or redemption

provisions of such Dated Subordinated Debt Securities,
can only be made in accordance

with the rules

and requirements

of the PRA, as and to the extent applicable from time to time.
Events of Default and Enforcement Events and Remedies
Senior Debt Securities
Senior Events of Default
With respect to the Senior Debt Securities for

which “Senior Events of Default” is indicated in the table above, each of the following is a “Senior
Event of Default”:

●

Failure to pay

any principal or interest on any Senior Debt Securities of

that series within 14 days from

the due date for payment and such
failure to pay persists for a

further 14

days following written notice from the Trustee or

from holders of 25%

in principal amount of the Senior
Debt Securities of that series requiring

us to make payment, unless such payment was withheld in order to comply with a law, regulation or
order

of any court of competent jurisdiction;
●

Breach of any covenant

or warranty

of the relevant Senior Debt Securities

Indenture

(other than payment, as stated above) and

that breach is
not remedied within 21

days following written notice from

the Trustee or from holders

of at least 25% in principal amount of the Senior Debt
Securities of that series requiring

us to remedy the breach; or
●

Either an English court of competent jurisdiction issues an order which is not successfully

appealed within 30 days, or

an effective shareholders’
resolution is validly adopted, for

our winding

-up (other than under or in connection with a scheme of reconstruction, merger or amalgamation not involving bankruptcy

or insolvency).
If a Senior Event of Default occurs and is continuing,

the Trustee or the holders of at least 25% in outstanding principal amount of the affected series of Senior Debt Securities may declare such Senior Debt Securities to be due and repayable

immediately (and such Senior Debt Securities

shall
thereby become

due and repayable)

at their outstanding principal amount (or at such other repayme nt amount as may be specified

in or
determined in accordance

with the relevant indenture) together with accrued

interest, if

any. The Trustee

may at its discretion and without further
notice institute such proceedings

as it may think suitable against us to enforce payment.

Subject to the

provisions included in the relevant
indenture for

the indemnification of the Trustee, the holders of a majority in aggregate principal amount of the outstanding Senior Debt Securities
of the affected series have

the right to

direct the Trustee to take enforcement

action with respect to that series; provided

that such direction does
not conflict with any rule of law or

the relevant indenture, and is not unjustly prejudicial to the holder(s)

of any Senior Debt Securities of that series
not taking part in the direction, in either case as determined by the Trustee in its sole discretion. The Trustee may also

take any other action, not
inconsistent with the direction, that it deems proper.
The holders of a majority of the aggregat

e

principal amount of the outstanding Senior Debt Securities of any affected series may also waive any
past Event of Default with respect to the affected

series, except any default in respect of either:
●

the payment of principal of,

or any premium

or interest on, any Senior Debt Securities; or
●

a covenant

or provision

of the relevant indenture which cannot be modified or amended without the

consent of each holder of Senior Debt
Securities of the series.
Subject to exceptions, the Trustee may (but

is not obligated to), without the consent of the holders, waive or authorize an Event of Default if, in the
opinion of the Trustee, such waiver

or authorization would

not be materially prejudicial to the

interests of the holders.
The Trustee must give notice to

each affected holder within 90 days of a default

with respect to the Senior Debt Securities of any series, unless the default has been cured

or waived. However,

except in the case

of a default in the payment

of the principal of, or premium, if any,

or interest, if any,
on the Senior Debt Securities, the Trustee will be entitled to withhold notice if a trust committee of responsible officers of

the Trustee determine in
good faith that withholding

of notice is in the interest of the holders.
We are required

to

furnish to the Trustee annually a statement as to our compliance with all conditions and covenants under the relevant Senior
Debt Securities Indenture.
Notwithstanding any contrary

provisions, nothing shall impair the right of a holder,

absent the holder’s consent, to sue for any payments due but unpaid with respect to the Senior Debt Securities.
Senior Enforcement

Events
With respect to the Senior Debt Securities for

which “Senior Events of Default, Senior Enforcement Events” or “Senior Enforcement

Events” is
indicated in the table above, “Senior Enforcement

Events” means:
●

Winding-up – If (i) a court of competent jurisdiction in England (or such other jurisdiction in which we may be organized)

makes an order for
our winding

-up which is not successfully

appealed within 30 days

of the making of such order,

(ii) our shareholders

adopt an effective
resolution for our

winding-

up (other than, in the

case of either (i)

or (ii) above, under

or in connection with a scheme of reconstruction, merger
or amalgamation not involving

a bankruptcy or

insolvency) or (iii) following the appointment of an administrator of Barclays, the administrator gives notice that it intends to declare and

distribute a dividend (each a “Senior Winding-up Event”), the outstanding principal amount of the
Senior Debt Securities together with any accrued

but unpaid interest thereon will become immediately due and payable.
●

Non-payment

– If we fail to pay any amount that has become due and payable under the Senior Debt Securities and such failure continues for
14 days, the Trustee

may give us notice of such

failure. If within a period

of 14 days following

the provision of such notice, the failure continues
and has not been cured

or waived (a “Non-

Payment Event”), the Trustee may at its discretion and without further notice to us institute proceedings

in England (or such other

jurisdiction in which we may be organized)

(but not elsewhere) for our winding-up and/or prove in our
winding-

up and/or

claim in our liquidation or administration.
●

Breach of a Performance

Obligation – The Trustee may also, without further notice, institute such proceedings against us

as the Trustee may
deem fit to enforce any other

term, obligation or condition binding

on us under the Senior Debt Securities

or the relevant Senior Debt Securities
Indenture

(i.e.,

other than any payment

obligation of Barclays under

or arising from the Senior Debt Securities or the relevant Senior Debt
Securities Indenture, including,

without limitation, payment of any principal or interest, including Debt Security Additional Amounts)

(such
obligation, a “Performance

Obligation”); provided always that the Trustee (acting on behalf of the holders of the Senior Debt Securities) and the holders of the Senior Debt Securities may not enforce,

and may not

be entitled to enforce or

otherwise claim, against us

any judgment or

other
award given

in such proceedings that requires the payment

of money by us, whether by

way of damages or otherwise (a “Monetary
Judgment”), except by

proving

such Monetary Judgment in our winding-up and/or by claiming such Monetary Judgment in our administration.

With respect to the Senior Debt Securities for

which “Senior Events of Default, Senior Enforcement Events” is indicated in the table above,

if
inclusion of the Senior Events of Default set out above

under “
Senior Events of Default ” in the terms of the Senior Debt Securities results, or would be likely to (in the opinion of Barclays, the

PRA or any other

relevant national or European

authority) result,

in a Loss Absorption Disqualification
Event following a Loss Absorption

Regulations Event that occurs on or after the issue date of such Senior Debt Securities, then we may,

at our
option, without the need for us to obtain any consent from

any holder of the Senior Debt Securities, determine that the Senior Events of Default will no longer

apply to the Senior Debt Securities and will be replaced in their entirety by the Senior Enforcement

Events.
In respect of all series of Senior Debt Securities to which Senior Enforcement

Events apply, other than as set out above and subject to the Trust
Indenture

Act remedies specified below, no remedy

against us

will be available to the Trustee (acting on

behalf of the holders of the Senior Debt
Securities) or the holders of the Senior Debt Securities whether for the recovery

of amounts owing in respect of such Senior Debt Securities or under the relevant Senior Debt Securities Indenture

or in respect of any breach by

us of any of our obligations under or

in respect of the terms

of
such Senior Debt Securities or under

the relevant Senior Debt Securities

Indenture.
Trust Indenture

Act Remedies
Notwithstanding the limitation on remedies specified above, (i) the Trustee will have such powers

as are required

to be authorized to it under the
Trust Indenture

Act in respect of the rights of the

holders of the Senior Debt Securities under

the provisions of the Indenture

and (ii) nothing shall
impair the right of a holder of the Senior Debt Securities under the Trust Indenture

Act, absent such holder’s consent,

to sue for any payment

due
but unpaid with respect to the Senior Debt Securities. No holder of Senior Debt Securities

shall be entitled to proceed

directly against us except as
described under

“
Limitation on

Suits
”

below.

Dated Subordinated

Debt Securities
Dated Subordinated Enforcement

Events
With respect to the Dated Subordinated

Debt Securities,

under the terms of each Dated Subordinated

Debt Securities

Indenture,

a “Dated
Subordinated

Enforcement

Event” shall

occur (i) upon

the occurrence of Dated Subordinated Winding

-Up Event, (ii)

upon the occurrence

of a
Dated Subordinated Non

-Payment Event or

(iii) upon a breach by

us of a

Dated Subordinated Performance

Obligation with respect to

the relevant
series of the Dated Subordinated

Debt Securities:
●

Winding-Up Event – If (i) a court

of competent jurisdiction in England (or such other jurisdiction in which we may be organized)

makes an order
for our

winding-

up which is not successfully

appealed within 30 days of the making of such order,

(ii) our shareholders

adopt an effective
resolution for our

winding-

up (other than, in the

case of either (i)

or (ii) above, under

or in connection with a scheme of reconstruction, merger
or amalgamation not involving

a bankruptcy or

insolvency) or (iii) following the appointment of an administrator of Barclays, the administrator gives notice that it intends to declare and

distribute a dividend (each a “Dated Subordinated Winding

-up Event”), the outstanding principal
amount of the Dated Subordinated

Debt Securities

together with any accrued

but unpaid interest thereon will become immediately due and
payable.
●

Non-Payment

Event

–
If we fail to pay any amount

that has become due and payable

with respect to the

Dated Subordinated

Debt Securities
and such failure continues for 14

days, the Trustee may give

us notice of such failure. If payment is not made, or our

failure to pay has not been
waived, within a period of 14

days following the provision

of such notice, the Trustee may at its discretion and

without further notice to us
institute proceedings

in England (or such other

jurisdiction in which we may be organized) (but not elsewhere)

for our winding-up and/or
prove

in our winding

-up and/or claim in our liquidation or administration.
●

Breach of a Performance

Obligation – The Trustee may also, without further notice, institute such proceedings against us

as it deems fit to
enforce any

other term, obligation or condition

binding on us under the relevant Dated Subordinated

Debt Securities

or Dated Subordinated
Debt Securities Indenture

(i.e.,

other than any payment

obligation as described above, including, without limitation, payment of any principal

or
interest, including Debt Security Additional Amounts) (such obligation, a “Dated Subordinated

Performance

Obligation”); provided always that
the Trustee and the holders of such Dated Subordinated

Debt Securities may not enforce or

otherwise claim against us any judgment or other
award given

in such proceedings that requires the payment

of money by us, whether by

way of damages or otherwise (a “Dated Subordinated
Monetary Judgment”),

except by proving

such Monetary Judgment in

our winding

-up and/or by claiming such Monetary Judgment in our
administration.

Other than the limited remedies specified in this section and subject to “Tr ust Indenture

Act Remedies” below, no remedy

against us

will be
available to the Trustee (acting on

behalf of the holders of the Dated Subordinated Debt Securities) or the holders of the Dated Subordinated

Debt
Securities whether for the recovery

of amounts

owed by

us, or in respect of any breach by us of any of our obligations, under or in respect of such
Dated Subordinated Debt Securities or under

the relevant Dated Subordinated Debt Securities Indenture.
If a Dated Subordinated

Enforcement

Event occurs and is continuing with respect to any series

of the Dated Subordinated

Debt Securities,

the
Trustee will have no obligation

to take any action at the direction of any

holders of such series of the Dated Subordinated

Debt Securities, unless
they have offered

the Trustee security or indemnity satisfactory to the Trustee in its sole discretion.

The holders of a majority in aggregate

principal amount of the outstanding Dated Subordinated

Debt Securities

of a series shall have the right to
direct the time, method

and place of conducting any

proceeding in the name of and on the behalf of the Trustee for any remedy available to the
Trustee or exercising any

trust or power

conferred on

the Trustee with respect to such series

of the Dated Subordinated

Debt Securities;

provided
such direction does not conflict with any rule of law or

the relevant Dated Subordinated

Debt Securities

Indenture

and is not unjustly

prejudicial to
the holder(s) of such series of the Dated Subordinated

Debt Securities

not taking part in the d

irection, in either case, as determined by

the Trustee
in its sole discretion. The Trustee may

also take any other action, consistent with the direction, that it deems proper.
The Trustee will, within ninety

(90) days of a Dated Subordinated

Enforcement

Event with respect to the

Dated Subordinated

Debt Securities

of any
series, give to each affected holder

of the Dated Subordinated Debt Securities of the affected series notice of any default known to the Trustee,
unless the default has been cured

or waived. However,

the Trustee will be entitled to

withhold notice if a trust committee of responsible officers of the Trustee determine

in good faith that withholding of notice is in the interest of the holders.
We are required

to furnish to the Trustee annually a statement as to our compliance with all conditions and covenants under the relevant Dated
Subordinated

Debt Securities

Indenture.
Trust Indenture

Act Remedies
Notwithstanding the limitation on remedies specified above, (i) the Trustee will have such powers

as are required

to be authorized to it under the
Trust Indenture

Act in respect of the rights of the

holders of the Dated Subordinated

Debt Securities

under the provisions

of the relevant Dated
Subordinated

Debt Indenture

and (ii) nothing shall impair the right of a

holder of the Dated Subordinated

Debt Securities

under the Trust Indenture
Act, absent such holder’s consent, to sue for any

payment due but unpaid

with respect to the

Dated Subordinated Debt Securities; provided

that, in
the case of each of (i) and (ii) above, any payments in

respect of, or arising from, the Dated Subordinated

Debt Securities, including any payments
or amounts resulting or arising from

the enforcement of any rights under

the Trust Indenture

Act in respect of the

Dated Subordinated Debt
Securities, are subject to the subordination

provisions set forth in the relevant Dated Subordinated

Debt Indenture.
Limitation on Suits

Before a holder

of debt securities may bypass the Trustee and bring

its

own lawsuit or other

formal legal action or take other steps to enforce its
rights or protect its interests relating to the debt securities, the following must occur:

●

The holder must give the Trustee

written notice that an event of default or

enforcement

event (in each case,

as defined in the relevant
indenture)

has occurred

and remains uncured, and include any

other information stipulated by the relevant indenture.
●

The holders of 25% in principal amount

of all

outstanding debt securities of the relevant series

must make a written request that the Trustee
take action because of the default, and the holder

must offer to the Trustee indemnity or security satisfactory to the Trustee in its sole
discretion against the cost and other liabilities of taking that action.
●

The Trustee must not have taken

action for 60 days after receipt of the above

notice and offer of any security and/or

indemnity (subject to the
terms of the relevant indenture), and

the Trustee must not have received

an inconsistent direction from the majority in principal amount of all outstanding debt securities of the relevant series during

that period.
Notwithstanding any contrary

provisions, nothing shall impair the right of a holder,

absent the holder’s consent, to sue for any payments due but unpaid with respect to the debt securities.
Exercise of U.K. Bail-in Power
The Relevant U.K. Resolution Authority

(which refers to any authority with the ability to exercise

a U.K. Bail-in Power)

may exercise the bail-in tool in
respect of Barclays, as issuer,

and the debt securities. Holders of the debt securities are bound by the exercise of any U.K. Bail-in Power

(as defined
in the prospectus supplement for

the relevant series of debt securities) by the Relevant U.K. Resolution Authority.

This is not a waiver of any rights
holders of debt securities may have at law

if and to the extent that any U.K. Bail-in Power

is exercised by the Relevant U.K. Resolution Authority

in
breach of laws applicable in England.
Generally, exercise

of any U.K. Bail-in Power

by the Relevant U.K. Resolution Authority

may result in (i) the cancellation of all, or a portion, of the principal amount of, or

interest on, the debt securities; and/ or (ii) the conversion of all,

or a porti

on of, the principal amount of, or interest on, the
debt securities into shares or other securities or other

obligations of Barclays or another person,

including by means of a variation of the terms of
the debt securities to give effect to

the exercise by the Relevant

U.K. Resolution Authority of such U.K. Bail-in Power.
Holders of debt securities should review the provisions relating to

U.K. Bail-in Power

included in the relevant prospectus supplement for

such debt
securities, including the section entitled

“
Risk Factors
” therein.

No repayment

of the principal amount of the debt securities or payment of interest on the debt securities shall become due and payable after the
exercise of any U.K. Bail-in Power

by the Relevant U.K. Resolution Authority unless such repayment or payment

would be permitted

to be made by
Barclays under

the laws and regulations of the United Kingdom and

the European Union

applicable to

Barclays.
The exercise of the U.K. Bail-in Power

by the Relevant U.K. Resolution Authority

with respect to the debt securities shall not constitute a Senior
Event of Default, a Senior Enforcement

Event or a Dated Subordinated Enforcement

Event, as

applicable.

Upon the exercise of any U.K. Bail-in Power

by the Relevant U.K. Resolution Authority

with respect to the debt securities, the Trustee shall not be required

to take any further directions from holders

of the debt securities

pursuant to the applicable indenture

which authorizes holders of a
majority in aggregate

principal amount of the outstanding debt securities of the relevant series of Debt Securities to direct certain actions relating to the relevant debt securities and (b) the applicable indentures impose no duties upon the Trustee whatsoever

with respect to the exercise of any
U.K. Bail-in Pow

er by the Relevant U.K. Resolution Authority.

Notwithstanding the foregoing,

if, following the completion of the exercise of the U.K.
Bail-in Power

by the Relevant U.K. Resolution Authority in respect of the debt securities, the debt securities remain outstanding (for example, if the
exercise of the U.K. Bail-in Power

results in only a partial write-down of the principal of the debt securities), then the Trustee’s duties under the
relevant Senior Debt Securities Indenture

or Dated Subordinated Debt Securities Indenture (as applicable) will apply with respect to the relevant debt securities following such completion to the extent agreed by Barclays and the Trustee, pursuant to a

supplemental indenture to the applicable
indenture, or an amendment

thereto.
Consolidation,

Merger and Sale of Assets; Assumption
We may,

without the consent of holders of any outstanding debt securities, consolidate, amalgamate with or merge into any other

corporation, or
convey or

transfer or lease our properties and

assets

substantially as an entirety to any

Person

(as defined below), provided

that:

●

the Person formed

by such consolidation or amalgamation, or into which Barclays is merged, or the Person which

acquires by conveyance

or
transfer,

or which leases the properties and assets of Barclays substantially as an entirety expressly assumes by supplemental indenture all of
Barclays’ obligations under

the outstanding debt securities

and the relevant indentures;

●

immediately after giving effect to such transaction, no Senior

Event of Default (or Senior Winding

-up Event, as defined above) or Dated
Subordinated

Winding-up Event, as applicable, and no event which, after notice or lapse of time or both, would become a Senior Event of
Default (or Senior Winding

-up Event, as defined above) or Dated Subordinated

Winding-up Event, as

applicable, shall have happened and

be
continuing; and

●

we have delivered to the

Trustee an officer’s certificate and an opinion

of counsel, each stating that such consolidation, amalgamation, merger, conveyance

or transfer and such supplemental indenture

comply with the relevant indenture and that all conditions precedent relating to such transaction have been complied with.
The successor Person formed

by such consolidation or amalgamation or

into which Barclays is merged or the Person

to which such conveyance or
transfer is made will succeed to and be substituted for,

and may exercise every right and

power

of, Barclays under

the relevant indenture with the
same effect as if such successor Person

had been named as the issuer, and thereafter,

the predecessor

Person

shall be relieved of all

obligations
and covenants under

the relevant indenture and the relevant series of debt securities.
In this section, “Person” means any individual,

corporation,

partnership, joint venture, association, joint-stock company,

trust, unincorporated
organization or

government or

any agency or political subdivision thereof.
Satisfaction and Discharge

When (i) Barclays delivers to the Trustee

all outstanding debt securities of any series (other

than debt securities

which have been replaced

or paid
because they were destroyed,

lost or stolen) for cancellation, or (ii) all outstanding debt securities of any series have become due and payable

or
are by their terms due and

payable within one year whether

at maturity or are to be called for redemption

within one year under

arrangements
satisfactory to the Trustee, and in the

case of clause (ii) Barclays deposits or causes to be deposited with the Trustee funds sufficient to pay and
discharge all claims with respect to all outstanding debt securities of any series, including accrued interest thereon, if any, at maturity or upon
redemption

of such debt securities, and if in either case,

Barclays

pays all other sums related to the debt securities of such series payable under the
relevant indenture

by Barclays, and Barclays has

delivered to the Trustee an officer’s certificate

and an opinion of counsel, each stating that all
conditions precedent

relating to the satisfaction and discharge of the relevant indenture have been complied with, then the indenture shall (subject
to certain surviving provisions)

cease to be of

further effect with respect to

such series of debt securities, and the Trustee, at Barclays’ expense, shall execute proper

instruments acknowledging satisfaction and discharge of the relevant indenture with respect to such series of debt securities.

Defeasance and Discharge

For the Dated Subordinated

Debt

Securities issued under the Dated Subordinated Debt Securities Indenture dated September

11, 2014,

at our
option, either (1) we shall be deemed to have been

discharged from

our obligations with respect to any series of

Dated Subordinated

Debt
Securities after the applicable conditions set forth below

have been satisfied, or (2) we shall cease to be under any

obligation to comply with any
term, provision or condition

set forth for the relevant Dated Subordinated Debt Securities, at any time after the applicable conditions set forth below have been

satisfied:
(a)

we shall have deposited or caused to

be deposited irrevocably

with the Trustee or its agent as trust funds in trust, specifically pledged as security for,

and dedicated solely to, the benefit of the holders of the relevant Dated Subordinated

Debt Securities and the holders of any
coupons appertaining

thereto (i) money in an amount, or (ii) U.S. government

obligations which through the payment of interest and principal in respect thereof in accordance

with

their terms will provide, not later than the due date of any payment, money in an amount, or (iii) a combination of (i) and (ii), in each case sufficient, in the opinion

(with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and

discharge, and which shall be applied by

the
Trustee (or any

such other qualifying trustee) to pay and discharge, the principal of (and premium,

if any) and interest on, the outstanding
Dated Subordinated Debt Securities of such series and any coupons appertaining thereto;
(b)

no event which is, or after notice or

lapse of time or both would become,

a Dated Subordinated Enforcement Event with respect to the relevant
Dated Subordinated Debt Securities shall have occurred

and be continuing at the time of such

deposit;
(c)

we must deliver to the Trustee an opinion

of counsel to the effect that holders of the Dated Subordinated

Debt Securities

of such series will not
recognize

income, gain or loss for Federal income tax purposes as a result of such exercise of option and will be subject to U.S. federal income
tax on the same amount and in the same manner

and at the same times as would have been the case if such option had not been exercised, and, in the case of Dated Subordinated

Debt Securities

being discharged,

such opinion shall be accompanied by

a private letter ruling to that
effect received

from the United States Internal Revenue Service or a revenue ruling pertaining to a comparable

form of transaction to that effect
published by the United States Internal Revenue

Service; and
(d)

we shall have delivered to the Trustee

an officer’s certificate and

an opinion of counsel, each stating that all conditions precedent have been
complied with, and an opinion of counsel to the effect

that the exercise of the option set out under

this section would not cause such Dated
Subordinated

Debt Securities

to be delisted;
The Trustee and Paying Agent
The Bank of New York

Mellon, London Branch,

One Canada Square, London E14 5AL, United Kingdom, acts as the Trustee under the indentures and initial principal paying

agent for the debt securities.

Governing Law
The debt securities, the relevant Senior Debt Securities Indenture and the relevant Dated Subordinated Debt Securities Indenture are governed

by
and construed in accordance

with the laws

of the State of New York,

except that any applicable subordination

provisions of each series of Dated
Subordinated

Debt Securities

and any applicable provisions relating to

waiver of set-off of each series of Dated Subordinated

Debt Securities

and
the Senior Debt Securities issued under

the Senior Debt Securities Indenture dated January

17, 2018

and the related provisions in the relevant
indenture are governed

by and construed in accordance with English law.